UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment no. )

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GOOGLE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of 2015 Annual Meeting
of Stockholders and Proxy Statement

Google Inc.

1600 Amphitheatre Parkway
Mountain View, California 94043
(650) 253-0000

April 23, 2015

Dear Stockholders:

We are pleased to invite you to attend our 2015 Annual Meeting of Stockholders (Annual Meeting) to be held on Wednesday, June 3, 2015 at 9:00 a.m., local time, at our headquarters at 1600 Amphitheatre Parkway, Mountain View, California 94043. For your convenience, we are also pleased to offer a live webcast of our Annual Meeting on the Investor Relations section of our website at http://investor.google.com/webcast.html.

Details regarding admission to the Annual Meeting and the business to be conducted are described in the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail and in this proxy statement. We have also made available a copy of our 2014 Annual Report to Stockholders (Annual Report) with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our Annual Meeting. If you want more information, please see the Questions and Answers section of this proxy statement or visit the Annual Meeting section of our Investor Relations website.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.

Also, please let us know if you plan to attend our Annual Meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or over the Internet, by indicating your plans when prompted.

Thank you for your ongoing support of, and continued interest in Google. We look forward to seeing you at our Annual Meeting.

Sincerely,

Larry Page	Sergey Brin	Eric E. Schmidt
Chief Executive Officer	Co-Founder	Executive Chairman of the Board
and Co-Founder		of Directors

GOOGLE INC.

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

Time and Date	9:00 a.m., local time, on Wednesday, June 3, 2015.

Place	Google’s headquarters, 1600 Amphitheatre Parkway, Mountain View, California 94043.

Live Webcast	Available on the Investor Relations section of our website at http://investor.google.com/webcast.html, starting at 9:00 a.m., local time, on Wednesday, June 3, 2015.

Items of Business	(1)	To elect eleven members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

	(2)	To ratify the appointment of Ernst & Young LLP as Google’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

	(3)	To approve an amendment to Google’s 2012 Stock Plan to increase the share reserve by 17,000,000 shares of Class C capital stock.

	(4)	To consider and vote upon a stockholder proposal regarding equal shareholder voting, if properly presented.

	(5)	To consider and vote upon a stockholder proposal regarding a lobbying report, if properly presented.

	(6)	To consider and vote upon a stockholder proposal regarding the adoption of a majority vote standard for the election of directors, if properly presented.

	(7)	To consider and vote upon a stockholder proposal regarding a report on renewable energy cost, if properly presented.

	(8)	To consider and vote upon a stockholder proposal regarding a report on business risk related to climate change regulations, if properly presented.

	(9)	To consider such other business as may properly come before the meeting.

Adjournments and Postponements	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a Google stockholder of Class A and/or Class B common stock as of the close of business on April 6, 2015 (Record Date).

Voting	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, the section titled “Questions and Answers About the Proxy Materials and the Annual Meeting” beginning on page 1 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By order of the Board of Directors,

Larry Page	Eric E. Schmidt
Chief Executive Officer	Executive Chairman of the Board of Directors
and Co-Founder

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about April 23, 2015.

In this proxy statement, the words “Google,” “the company,” “we,” “our,” “ours,” “us” and similar terms refer to Google Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

GOOGLE INC.  |  2015 Proxy Statement

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement and our 2014 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for fiscal year ended December 31, 2014, are available at http://investor.google.com/proxy.html.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of Google under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (Exchange Act), the sections of this proxy statement titled “Report of the Audit Committee of the Board of Directors” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (SEC)) and “Executive Compensation—Leadership Development and Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically stated otherwise in such filing.

GOOGLE INC.  |  2015 Proxy Statement

2015 PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Stockholders

Time and Date:	9:00 a.m., local time, on Wednesday, June 3, 2015.

Place:	Google’s headquarters at 1600 Amphitheatre Parkway, Mountain View, California 94043.

Record Date:	April 6, 2015.

Voting:	Holders of Class A and/or Class B common stock as of the Record Date are entitled to vote. Each share of Class A common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on. Each share of Class B common stock is entitled to ten votes for each director nominee and ten votes for each of the proposals to be voted on. The holders of the shares of Class A common stock and Class B common stock are voting as a single class on all matters. Holders of Class C capital stock have no voting power as to any items of business that will be voted on at the Annual Meeting.

Entry:

You are entitled to attend the Annual Meeting only if you were a Google stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, and a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

You should be prepared to present valid photo identification for admittance. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting. Please let us know if you plan to attend the Annual Meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or over the Internet, by indicating your plans when prompted. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis.

If you decide to attend the Annual Meeting in person, upon your arrival you will need to register as a visitor with the registration desk at the Shoreline Amphitheatre located at 1 Amphitheatre Parkway, Mountain View, California 94043. See the section titled “Information Concerning Google’s Annual Meeting of Stockholders” for further instructions. Check-in will begin at the Shoreline Amphitheatre at 7:30 a.m., local time, and you should allow ample time for the check-in procedures.

Voting Matters

		Google Board
		Voting	Page Reference
Proposal		Recommendation	(for more detail)
Management Proposals:
(1)	Election of eleven directors	FOR each nominee	46
(2)	Ratification of the appointment of Ernst & Young LLP as Google’s independent registered public accounting firm for the fiscal year ending December 31, 2015	FOR	47
(3)	An amendment to Google’s 2012 Stock Plan to increase the share reserve by 17,000,000 shares of Class C capital stock	FOR	48
Stockholder Proposals:
(4)	Stockholder proposal regarding equal shareholder voting	AGAINST	54
(5)	Stockholder proposal regarding a lobbying report	AGAINST	56
(6)	Stockholder proposal regarding the adoption of a majority vote standard for the election of directors	AGAINST	58
(7)	Stockholder proposal regarding a report on renewable energy cost	AGAINST	60
(8)	Stockholder proposal regarding a report on business risk related to climate change regulations	AGAINST	62

GOOGLE INC.  |  2015 Proxy Statement

Director Nominees

The following table provides summary information about each director nominee as of April 6, 2015.

						Membership on
		Director		Experience/		Standing Committees
Name	Age	Since	Occupation	Qualification	Independent	AC	LDCC	NCGC	AQC	EC
Larry Page	42	1998	Chief Executive Officer, Co-Founder, and Director of Google	Leadership, Technology					X	X
Sergey Brin	41	1998	Co-Founder and Director of Google	Leadership, Technology					X	X
Eric E. Schmidt	59	2001	Executive Chairman of the Board of Directors of Google	Leadership, Technology					C	C
L. John Doerr	63	1999	General Partner of Kleiner Perkins Caufield & Byers	Leadership, Technology, Finance, Global, Industry	X		X
Diane B. Greene	59	2012	Former Chief Executive Officer and President of VMware	Leadership, Technology, Finance	X	X
John L. Hennessy	62	2004	President of Stanford University	Leadership, Education, Technology	X,L			C
Ann Mather	54	2005	Former Chief Financial Officer of Pixar	Leadership, Finance	X	C,F
Alan R. Mulally	69	2014	Former Chief Executive Officer and President of Ford	Leadership, Finance, Global, Industry	X	X
Paul S. Otellini	64	2004	Former Chief Executive Officer and President of Intel	Leadership, Technology, Global, Industry	X		C
K. Ram Shriram	58	1998	Managing Partner of Sherpalo Ventures	Leadership, Technology, Finance, Global, Industry	X		X		X
Shirley M. Tilghman	68	2005	Former President of Princeton University	Leadership, Education	X			X

AC	Audit Committee	EC	Executive Committee
LDCC	Leadership Development and Compensation Committee	C	Committee Chairperson
NCGC	Nominating and Corporate Governance Committee	F	Audit Committee Financial Expert
AQC	Acquisition Committee	L	Lead Independent Director

Each director nominee serves as a current director and attended at least 75% of all meetings of the board of directors, and each committee on which she or he sat during 2014. Alan R. Mulally was appointed to our board of directors and the Audit Committee effective July 9, 2014.

Auditors

We are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Set forth below is summary information with respect to the fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP during 2013 and 2014 (in thousands).

	2013	2014
Audit Fees	$13,666	$13,865
Audit-Related Fees	2,291	1,742
Tax Fees	3,416	5,180
Other Fees	688	72
Total Fees	$20,061	$20,859

GOOGLE INC.  |  2015 Proxy Statement

GOOGLE INC.  |  2015 Proxy Statement

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GOOGLE INC.  |  2015 Proxy Statement

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Proxy Materials

1.	Why am I receiving these materials?

Our board of directors has made these materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies for use at Google’s 2015 Annual Meeting of Stockholders (Annual Meeting), which will take place on Wednesday, June 3, 2015 at 9:00 a.m., local time, at our headquarters located at 1600 Amphitheatre Parkway, Mountain View, California 94043. You are invited to attend the Annual Meeting if you were a Google stockholder as of the close of business on April 6, 2015, the Record Date for the Annual Meeting, or hold a valid proxy for the Annual Meeting. If you are a holder of Google Class A and/or Class B common stock as of the Record Date, you are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under the U.S. Securities and Exchange Commission (SEC) rules and that is designed to assist you in voting your shares.

2.	What is included in the proxy materials?

The proxy materials include:

•	Our proxy statement for the Annual Meeting;

•	Our 2014 Annual Report to Stockholders (Annual Report), which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014; and

•	The proxy card or a voting instruction form for the Annual Meeting.

3.	What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

4.	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (Notice), which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

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5.	I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may contact us as follows:

Investor Relations	Email: investor-relations@google.com	(650) 214-9256
Google Inc.
1600 Amphitheatre Parkway
Mountain View, California 94043

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

6.	How can I access the proxy materials over the Internet?

The Notice, proxy card or voting instruction form will contain instructions on how to:

•	View our proxy materials for the Annual Meeting on the Internet and vote your shares; and

•	Instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available on our Investor Relations website at http://investor.google.com/proxy.html.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

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Voting Information

7.	What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

•	The election of eleven directors.

•	The ratification of the appointment of Ernst & Young LLP as Google’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

•	The approval of an amendment to Google’s 2012 Stock Plan to increase the share reserve by 17,000,000 shares of Class C capital stock.

•	A stockholder proposal regarding equal shareholder voting.

•	A stockholder proposal regarding a lobbying report.

•	A stockholder proposal regarding the adoption of a majority vote standard for the election of directors.

•	A stockholder proposal regarding a report on renewable energy cost.

•	A stockholder proposal regarding a report on business risk related to climate change regulations.

We will also consider any other business that properly comes before the Annual Meeting. See Question 21 below.

8.	How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

•	“FOR” each of the nominees to the board of directors.

•	“FOR” the ratification of the appointment of Ernst & Young LLP as Google’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

•	“FOR” the approval of an amendment to Google’s 2012 Stock Plan to increase the share reserve by 17,000,000 shares of Class C capital stock.

•	“AGAINST” the stockholder proposal regarding equal shareholder voting.

•	“AGAINST” the stockholder proposal regarding a lobbying report.

•	“AGAINST” the stockholder proposal regarding the adoption of a majority vote standard for the election of directors.

•	“AGAINST” the stockholder proposal regarding a report on renewable energy cost.

•	“AGAINST” the stockholder proposal regarding a report on business risk related to climate change regulations.

9.	What shares can I vote?

Each share of Google Class A common stock and Class B common stock issued and outstanding as of the close of business on April 6, 2015, the Record Date for the Annual Meeting, is entitled to be voted on all items being voted on at the Annual Meeting. Holders of Google Class C capital stock have no voting power as to any items of business that will be voted on at the Annual Meeting. You may vote all shares of Google Class A common stock and Class B common stock that you owned as of the Record Date, including shares held (1) directly in your name as the stockholder of record, and (2) for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date, we had 340,681,458 shares of Class A common stock and Class B common stock issued and outstanding, consisting of 288,201,658 shares of Class A common stock and 52,479,800 shares of Class B common stock. On the Record Date, we had 341,656,265 shares of Class C capital stock issued and outstanding.

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10.	How many votes am I entitled to per share?

Each holder of shares of Google Class A common stock is entitled to one vote for each share of Class A common stock held as of the Record Date, and each holder of shares of Google Class B common stock is entitled to ten votes for each share of Class B common stock held as of the Record Date. The holders of the shares of Google Class A common stock and Class B common stock are voting as a single class on all matters described in this proxy statement for which your vote is being solicited.

11.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most Google stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•	Stockholder of Record—If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by Computershare. As the stockholder of record, you have the right to grant your voting proxy directly to Google or to vote in person at the Annual Meeting. If you requested to receive printed proxy materials, Computershare has enclosed or sent a proxy card for you to use. You may also vote on the Internet or by telephone, as described in the Notice and under Question 13 below.

•	Beneficial Owner—If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the Internet or by telephone, as described in the Notice and under Question 13 below.

12.	How can I vote my shares in person at the Annual Meeting?

You may vote your shares held in your name as the stockholder of record in person at the Annual Meeting. You may vote your shares held beneficially in street name in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

13.	How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.

If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction form provided to you by your broker, bank, trustee, or nominee.

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14.	Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•	granting a new proxy bearing a later date by following the instructions provided in the Notice or the proxy card, which will automatically revoke the previous proxy,

•	providing a written notice of revocation to Google’s Corporate Secretary at Google Inc., 1600 Amphitheatre Parkway, Mountain View, California 94043 and sending a copy via email to corporatesecretary@google.com, or

•	attending the Annual Meeting and voting in person.

If you hold shares beneficially in street name, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•	submitting new voting instructions to your broker, bank, trustee, or nominee by following the instructions they provided, or,

•	if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person using a valid legal proxy.

Note that for both stockholders of record and beneficial owners, attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting.

15.	Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Google or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Google management.

16.	How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock outstanding as of the Record Date must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

17.	How are votes counted?

In the election of directors (Proposal Number 1), you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on a properly executed proxy card or over the telephone or Internet, the shares will be voted as recommended by our board of directors.

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18.	What is the voting requirement to approve each of the proposals?

In the election of directors, the eleven persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.

The approval of the remaining seven proposals described below requires the affirmative “FOR” vote of the holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class:

(1)	the ratification of the appointment of Ernst & Young LLP as Google’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

(2)	the approval of an amendment to Google’s 2012 Stock Plan to increase the share reserve by 17,000,000 shares of Class C capital stock;

(3)	the stockholder proposal regarding equal shareholder voting;

(4)	the stockholder proposal regarding a lobbying report;

(5)	the stockholder proposal regarding the adoption of a majority vote standard for the election of directors;

(6)	the stockholder proposal regarding a report on renewable energy cost; and

(7)	the stockholder proposal regarding a report on business risk related to climate change regulations.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of Ernst & Young LLP as Google’s independent registered public accounting firm for the fiscal year ending December 31, 2015. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.

Abstentions are considered voting power present at the Annual Meeting and thus will have the same effect as votes against each of the matters scheduled to be voted on at the Annual Meeting (other than the election of directors).

Please note that since brokers may not vote your shares on “non-routine” matters, including the election of directors (Proposal Number 1), the proposal to amend Google’s 2012 Stock Plan (Proposal Number 3), and each of the stockholder proposals (Proposals Number 4 through Number 8), in the absence of your specific instructions, we encourage you to provide instructions to your broker regarding the voting of your shares.

19.	Is cumulative voting permitted for the election of directors?

No, you may not cumulate your votes for the election of directors.

20.	Who will bear the cost of soliciting votes for the Annual Meeting?

Google will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have also retained Georgeson Inc. to assist us in the distribution of proxy materials. We will pay Georgeson Inc. a fee of approximately $1,000 plus reasonable out-of-pocket expenses for these services.

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21.	What happens if additional matters are presented at the Annual Meeting?

Other than the eight items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Larry Page, Eric E. Schmidt, Patrick Pichette, David C. Drummond, and Kent Walker, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If, for any reason, any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

22.	Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish final voting results on the Investor Relations section of our website at http://investor.google.com/proxy.html. We will also disclose the final voting results in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

Attending the Annual Meeting

23.	How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a Google stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. You must present valid photo identification, such as a driver’s license or passport, for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 6, 2015, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting.

Please let us know if you plan to attend the Annual Meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or Internet, by indicating your plans when prompted.

The Annual Meeting will begin promptly at 9:00 a.m., local time. Check-in will begin at the Shoreline Amphitheatre at 7:30 a.m., local time, and you should allow ample time for the check-in procedures. The Shoreline Amphitheatre is located at 1 Amphitheatre Parkway, Mountain View, California 94043.

24.	Is the Annual Meeting going to be webcast?

For your convenience, we are pleased to offer a live webcast of our Annual Meeting on the Investor Relations section of our website at http://investor.google.com/webcast.html.

25.	Who will serve as inspector of elections?

The inspector of elections will be a representative from Computershare Trust Company, N.A.

26.	How can I contact Google’s transfer agent?

Contact our transfer agent by either writing to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170 (overnight correspondence should be sent to Computershare Trust Company, N.A., 211 Quality Circle, Suite 210, College Station, TX 77845) or by telephoning (866) 298-8535 or (781) 575-2879.

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Stockholder Proposals, Director Nominations, and Related Bylaw Provisions

27.	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the 2016 Annual Meeting of Stockholders by submitting their proposals in writing to Google’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2016 Annual Meeting of Stockholders, the Corporate Secretary of Google must receive the written proposal at our principal executive offices no later than December 25, 2015. If we hold our 2016 Annual Meeting of Stockholders more than 30 days before or after June 3, 2016 (the one-year anniversary date of the 2015 Annual Meeting of Stockholders), we will disclose the new deadline by which stockholders proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act and with the SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Google Inc.	Fax: (650) 618-1806	Email: corporatesecretary@google.com
Attn: Corporate Secretary
1600 Amphitheatre Parkway
Mountain View, California 94043

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting given by or at the direction of our board of directors, (2) otherwise properly brought before the meeting by or at the direction of our board of directors, or (3) properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2016 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•	not earlier than the close of business on February 4, 2016, and

•	not later than the close of business on March 7, 2016.

If we hold our 2016 Annual Meeting of Stockholders more than 30 days before or after June 3, 2016 (the one-year anniversary date of the 2015 Annual Meeting of Stockholders), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 10th day following the day on which notice of the meeting date is mailed, or

•	the 10th day following the day on which public disclosure of the meeting date is made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

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Nomination of Director Candidates: You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors, and should be directed to the Corporate Secretary of Google at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Directors, Executive Officers, and Corporate Governance—Corporate Governance and Board Matters—Consideration of Director Nominees—Stockholder Recommendations and Nominees” on page 17 of this proxy statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that our Corporate Secretary receive the notice within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Copy of Bylaw Provisions: A copy of our bylaws is available at http://investor.google.com/corporate/bylaws.html. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for submitting stockholder proposals and nominating director candidates.

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DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Directors and Executive Officers

The names of our directors and executive officers and their ages, positions, and biographies as of April 6, 2015 are set forth below. Our executive officers are appointed by, and serve at the discretion of, our board of directors. There are no family relationships among any of our directors or executive officers.

Name	Age	Position with Google
Larry Page	42	Chief Executive Officer, Co-Founder, and Director
Sergey Brin	41	Co-Founder and Director
Eric E. Schmidt	59	Executive Chairman of the Board of Directors
L. John Doerr	63	Director
Diane B. Greene	59	Director
John L. Hennessy	62	Lead Independent Director
Ann Mather	54	Director
Alan R. Mulally	69	Director
Paul S. Otellini	64	Director
K. Ram Shriram	58	Director
Shirley M. Tilghman	68	Director
David C. Drummond	52	Senior Vice President, Corporate Development, Chief Legal Officer, and Secretary
Omid Kordestani	51	Senior Vice President and Chief Business Officer
Patrick Pichette(1)	52	Senior Vice President and Chief Financial Officer

(1)	As previously disclosed in our filings with the SEC, on March 4, 2015, Patrick informed the company of his intent to retire.
On March 24, 2015, Google appointed Ruth M. Porat to be our new Senior Vice President and Chief Financial Officer effective May 26, 2015.

Larry Page, one of our founders, has served as a member of our board of directors since our inception in September 1998, and as our Chief Executive Officer since April 2011. From July 2001 to April 2011, Larry served as our President, Products. In addition, from September 1998 to July 2001, Larry served as our Chief Executive Officer, and from September 1998 to July 2002, as our Chief Financial Officer. Larry holds a Master of Science degree in computer science from Stanford University and a Bachelor of Science degree in engineering, with a concentration in computer engineering, from the University of Michigan.

Sergey Brin, one of our founders, has served as a member of our board of directors since our inception in September 1998. From July 2001 to April 2011, Sergey served as our President, Technology. In addition, from September 1998 to July 2001, Sergey served as our President and chairman of our board of directors. Sergey holds a Master of Science degree in computer science from Stanford University and a Bachelor of Science degree with high honors in mathematics and computer science from the University of Maryland at College Park.

Eric E. Schmidt has served as the Executive Chairman of our board of directors since April 2011 and as a member of our board of directors since March 2001. From July 2001 to April 2011, Eric served as our Chief Executive Officer. He was the chairman of our board of directors from March 2001 to April 2004, and again from April 2007 to April 2011. Prior to joining us, from April 1997 to November 2001, Eric served as chairman of the board of directors of Novell, Inc., a computer networking company, and, from April 1997 to July 2001, as the Chief Executive Officer of Novell. From 1983 until March 1997, Eric held various positions at Sun Microsystems, Inc., a supplier of network computing solutions, including Chief Technology Officer from February 1994 to March 1997, and President of Sun Technology Enterprises from February 1991 until February 1994. Eric was previously a director of Apple Inc., a designer, manufacturer, and marketer of personal computers and related products, from 2006 to 2009. Eric holds a Doctoral degree and a Master of Science degree in computer science from the University of California, Berkeley, and a Bachelor of Science degree in electrical engineering from Princeton University.

L. John Doerr has served as a member of our board of directors since May 1999. John has been a General Partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since August 1980. John has also been a member of the board of directors of Amyris, Inc., a renewable products company, since May 2006, and serves on its nominating and governance committee; and Zynga, Inc., a provider of social game services, since April 2013. John was previously a director of Amazon.com, Inc., an e-commerce company, from 1996 to 2010. John holds a Master of Business Administration degree from Harvard Business School, and a Master of Science degree in electrical engineering and computer science, and a Bachelor of Science degree in electrical engineering from Rice University.

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Diane B. Greene has served as a member of our board of directors since January 2012. Diane has also been a member of the board of directors of Intuit Inc., a provider of business and financial management solutions, since August 2006 and serves on its audit and risk committee and nominating and corporate governance committee. Diane co-founded VMware, Inc., a virtualization software company, in 1998 and took the company public in 2007. She served as Chief Executive Officer and President of VMware from 1998 to 2008, as a member of the board of directors of VMware from 2007 to 2008, and as an Executive Vice President of EMC Corporation, a provider of information infrastructure and virtual infrastructure technologies, solutions and services, from 2005 to 2008. Prior to VMware, Diane held technical leadership positions at Silicon Graphics Inc., a provider of technical computing, storage and data center solutions, Tandem Computers, Inc., a manufacturer of computer systems, and Sybase Inc., an enterprise software and services company, and was Chief Executive Officer of VXtreme, Inc., a developer of streaming media solutions. Diane is also a member of The MIT Corporation, the governing body of the Massachusetts Institute of Technology. Diane holds a Master of Science degree in computer science from the University of California, Berkeley, a Master of Science degree in naval architecture from the Massachusetts Institute of Technology, and a Bachelor of Arts degree in mechanical engineering from the University of Vermont.

John L. Hennessy has served as a member of our board of directors since April 2004, and as Lead Independent Director since April 2007. John has served as the President of Stanford University since September 2000. John has also been a member of the board of directors of Cisco Systems, Inc., a networking equipment company, since January 2002, and serves on its nominating and governance committee and acquisition committee. He also serves as a trustee of the Gordon and Betty Moore Foundation. From 1994 to August 2000, John held various positions at Stanford, including Dean of the Stanford University School of Engineering and Chair of the Stanford University Department of Computer Science. John co-founded and served as the chairman of the board of directors of Atheros Communications, Inc., a wireless semiconductor company, from 1998 to 2010. John holds a Doctoral degree and a Master of Science degree in computer science from the State University of New York, Stony Brook, and a Bachelor of Science degree in electrical engineering from Villanova University.

Ann Mather has served as a member of our board of directors since November 2005. Ann has also been a member of the board of directors of: Arista Networks, Inc., a computer networking company, since June 2013, and serves as chair of its audit committee; Glu Mobile Inc., a publisher of mobile games, since September 2005, and serves on its nominating and corporate governance committee; Netflix, Inc., a streaming media company, since July 2010, and serves as chair of its audit committee; and Shutterfly, Inc., an internet-based image publishing company, since May 2013 and serves on its audit committee. Ann has also been an independent trustee to the Dodge & Cox Funds board of trustees since May 2011. Ann was previously a director of Central European Media Enterprises Group, a developer and operator of national commercial television channels and stations in Central and Eastern Europe, from 2004 to 2009; MoneyGram International, Inc., a global payment services company, from May 2010 to May 2013, and Solazyme, Inc., a biotechnology company, from April 2011 to November 2014. From 1999 to 2004, Ann was Executive Vice President and Chief Financial Officer of Pixar, a computer animation film studio. Prior to her service at Pixar, Ann was Executive Vice President and Chief Financial Officer of Village Roadshow Pictures, the film production division of Village Roadshow Limited. Ann holds a Master of Arts degree from Cambridge University in England and is a chartered accountant.

Alan R. Mulally has served as a member of our board of directors since July 2014. Alan served as President and Chief Executive Officer of Ford Motor Company, a global automotive company, from September 2006 through June 2014. Alan was previously a member of the board of directors of Ford and served on its finance committee from September 2006 through June 2014. From March 2001 to September 2006, Alan served as Executive Vice President of the Boeing Company and President and Chief Executive Officer of Boeing Commercial Airplanes, Inc. He also was a member of the Boeing Executive Council. Prior to that time, he served as President of Boeing’s space and defense business. Alan served as co-chair of the Washington Competitiveness Council and sat on the advisory boards of NASA, the University of Washington, the University of Kansas, the Massachusetts Institute of Technology, and the U.S. Air Force Scientific Advisory Board. He is a member of the U.S. National Academy of Engineering and a fellow of England’s Royal Academy of Engineering. Alan holds a Bachelor of Science and Master of Science degrees in aeronautical and astronautical engineering from the University of Kansas, and a Master’s degree in Management from the Massachusetts Institute of Technology as a 1982 Alfred P. Sloan fellow.

Paul S. Otellini has served as a member of our board of directors since April 2004. Paul served as the Chief Executive Officer and President of Intel Corporation, a semiconductor manufacturing company, from May 2005 to May 2013, and as a member of its board of directors from 2002 to May 2013. He also served as Intel’s Chief Operating Officer from 2002 to May 2005. From 1974 to 2002, Paul held various positions at Intel, including Executive Vice President and General Manager, Intel Architecture Group, and Executive Vice President and General Manager, Sales and Marketing Group. Paul holds a Master of Business Administration degree from the University of California, Berkeley, and a Bachelor of Arts degree in economics from the University of San Francisco.

K. Ram Shriram has served as a member of our board of directors since September 1998. Ram has been a managing partner of Sherpalo Ventures, LLC, an angel venture investment company, since January 2000. From August 1998 to September 1999, Ram served as Vice President of Business Development at Amazon.com, Inc., an e-commerce company. Prior to that, Ram served as President at Junglee Corporation, a provider of database technology, which was acquired by Amazon.com in 1998. Ram was an

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early member of the executive team at Netscape Communications Corporation. Ram is also on the board of trustees of Stanford University. Ram holds a Bachelor of Science degree in mathematics from the University of Madras, India.

Shirley M. Tilghman has served as a member of our board of directors since October 2005. Shirley served as the President of Princeton University from June 2001 to June 2013. Shirley also serves as a trustee of Institute for Advanced Study, Amherst College, the Advantage Testing Foundation, the Carnegie Endowment for International Peace, Leadership for a Diverse America, and the King Abdullah University of Science and Technology. From August 1986 to June 2001, she served as a Professor at Princeton University, and from August 1988 to June 2001, as an Investigator at Howard Hughes Medical Institute. In 1998, she took the role as founding director of Princeton’s multi-disciplinary Lewis-Sigler Institute for Integrative Genomics. Shirley holds a Doctoral degree in biochemistry from Temple University, and a Bachelor of Science degree with honors in chemistry from Queen’s University.

David C. Drummond has served as our Senior Vice President, Corporate Development since January 2006, as Chief Legal Officer since December 2006, and as Secretary since 2002. Previously, he served as our Vice President, Corporate Development and General Counsel from February 2002 to December 2005. Prior to joining us, from July 1999 to February 2002, David served as Chief Financial Officer of SmartForce, an educational software applications company. Prior to that, David was a partner at the law firm of Wilson Sonsini Goodrich & Rosati. David has been a member of the board of directors of KKR Management LLC, the general partner of KKR & Co. L.P., a private equity firm, since March 2014, and serves on its conflicts committee. David holds a Juris Doctor degree from Stanford University and a Bachelor of Arts degree in history from Santa Clara University.

Omid Kordestani has served as our Senior Vice President and Chief Business Officer since August 2014. Previously, he served as our Senior Vice President of Global Sales and Business Development from May 1999 to April 2009. Prior to joining us, from 1995 to 1999, Omid served as Vice President of Business Development at Netscape Communications Corporation, an internet software and services company. Prior to Netscape, he held positions in business development, product management and marketing at The 3DO Company, Go Corporation and Hewlett-Packard Company. Omid holds a Master of Business Administration degree from Stanford University and a Bachelor of Science degree in electrical engineering from San Jose State University.

Patrick Pichette has served as our Senior Vice President and Chief Financial Officer since August 2008. Prior to joining us, from January 2001 until July 2008, Patrick served as an executive officer of Bell Canada Enterprises Inc., a telecommunications company, including, in his last position, as President, Operations for Bell Canada, and previously as Executive Vice President, Chief Financial Officer, and Executive Vice President of Planning and Performance Management. Prior to joining Bell Canada Enterprises, from 1996 to 2000, Patrick was a principal at McKinsey & Company, a management consulting firm. Prior to that, from 1994 to 1996, he served as Vice President and Chief Financial Officer of Call-Net Enterprises Inc., a Canadian telecommunications company. Patrick has been a member of the board of directors of Bombardier Inc., a manufacturer of airplanes and trains, since October 2013, and serves on its audit committee and human resources and compensation committee. Patrick was previously a director of Amyris, Inc., a renewable products company, from March 2010 to May 2013. Patrick holds a Master of Arts degree in philosophy, politics, and economics from Oxford University, where he attended as a Rhodes Scholar, and a Bachelor of Arts degree in Business Administration from Université du Québec à Montréal.

Corporate Governance and Board Matters

We have adopted a code of business conduct and ethics for directors, officers (including our principal executive officer and principal financial and accounting officer), and employees, known as the Google Code of Conduct. We have also adopted Corporate Governance Guidelines, which, in conjunction with our certificate of incorporation, bylaws, and charters of the standing committees of our board of directors, form the framework for our corporate governance. The Google Code of Conduct and our Corporate Governance Guidelines are available on the Investor Relations section of our website at http://investor.google.com. We will post amendments to the Google Code of Conduct or waivers of the Google Code of Conduct for directors and executive officers on the same website.

Stockholders may request printed copies of the Google Code of Conduct, the Corporate Governance Guidelines, and committee charters at no charge by filling out our contact form at http://investor.google.com or sending inquiries to:

Investor Relations	Email: investor-relations@google.com
Google Inc.
1600 Amphitheatre Parkway
Mountain View, California 94043

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Board Meetings

During 2014, the board of directors held eight meetings and acted by unanimous written/electronic consent six times. Each director attended at least 75% of all board of directors and applicable committee meetings. We encourage our directors to attend our annual meeting of stockholders. Six directors attended our 2014 Annual Meeting of Stockholders.

Board Leadership Structure

In April 2011, Larry Page became our Chief Executive Officer and Eric E. Schmidt became Executive Chairman of our board of directors.

The board of directors believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is appropriate at this time in light of the evolution of Google’s business and operating environment. In particular, the board of directors believes that this structure clarifies the individual roles and responsibilities of Larry, Sergey, and Eric, streamlines decision-making, and enhances accountability. As Executive Chairman, Eric remains involved in key matters, such as major transactions, broader business and customer relationships, and government relations, which are increasingly important given our global reach, and continues to advise Larry and Sergey. In this role and given his in-depth knowledge of the issues, challenges, and opportunities facing us, the board of directors believes that Eric continues to be best positioned to develop agendas that ensure that the board’s time and attention are focused on the most critical matters. His role enables decisive leadership, ensures clear accountability, and enhances the ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers, and users.

Our certificate of incorporation and bylaws provide that the chairman of our board of directors may not be an employee or officer of our company and may not have been an employee or officer for the last three years, unless the appointment is approved by two-thirds of the members of our board of directors. The board of directors unanimously approved Eric’s appointment as Executive Chairman.

Each of the directors other than Larry, Sergey, and Eric is independent (see “Director Independence” on page 17 of this proxy statement), and the board of directors believes that the independent directors provide effective oversight of management. In addition, in April 2007, our board of directors appointed John L. Hennessy as our Lead Independent Director. As Lead Independent Director, John’s responsibilities include:

•	Coordinating and moderating executive sessions of the board of directors’ independent directors.

•	Advising the executive chairman of the board of directors as to the quality, quantity, and timeliness of the flow of information from management that is necessary for the independent directors to perform their duties effectively and responsibly.

•	Confirming the agenda with the Chief Executive Officer for meetings of the board of directors.
•	Holding regular update sessions with the executive chairman of the board of directors.

•	Acting as the principal liaison between the independent directors and the executive chairman of the board of directors on sensitive issues.

•	Performing such other duties as the board of directors may from time to time delegate to the Lead Independent Director to assist the board of directors in the fulfillment of its responsibilities.

The board of directors believes that these responsibilities appropriately and effectively complement our Executive Chairman and Chief Executive Officer structure.

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Board Committees

Our board of directors is currently composed of eleven directors. Our board of directors has the following five standing committees:

(1) an Audit Committee,

(2) a Leadership Development and Compensation Committee,

(3) a Nominating and Corporate Governance Committee,

(4) an Acquisition Committee, and

(5) an Executive Committee.

From time to time, the board of directors may also establish ad hoc committees to address particular matters.

Each of the standing committees operates under a written charter adopted by the board of directors. All of the standing committee charters are available on the Investor Relations section of our website at http://investor.google.com/corporate/board-committees.html. Printed copies of the charters are available at no charge to any stockholder who requests them by following the instructions on page 12 of this proxy statement.

The membership and meetings during 2014 and the primary functions of each of the standing committees are described below.

		Leadership	Nominating
		Development	and Corporate
		and Compensation	Governance	Acquisition	Executive
Board of Directors	Audit Committee	Committee	Committee	Committee	Committee
Larry Page
Sergey Brin
Eric E. Schmidt
L. John Doerr*
Diane B. Greene*
John L. Hennessy*
Ann Mather*
Alan R. Mulally*	(1)
Paul S. Otellini*
K. Ram Shriram*		(2)
Shirley M. Tilghman*
Member
Chair
*	Independent Director
(1)	In July 2014, our board of directors appointed Alan R. Mulally to serve as the member of the board of directors and the Audit Committee.
(2)	Following Alan R. Mulally’s appointment to the Audit Committee, K. Ram Shriram resigned from the Audit Committee and was appointed to serve as a member of the Leadership Development and Compensation Committee.

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Audit Committee

The main function of our Audit Committee is to oversee our accounting and financial reporting processes. The Audit Committee’s responsibilities include:

•	Selecting and hiring our independent auditors.

•	Approving the audit and non-audit services to be performed by our independent auditors.

•	Evaluating the qualifications, performance, and independence of our independent auditors.
•	Overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters.

•	Reviewing the design, implementation, adequacy, and effectiveness of our internal controls and our critical accounting policies.

•	Reviewing with management our annual audited financial statements, quarterly financial statements, earnings announcements, and other public announcements regarding our results of operations.

•	Reviewing regulatory filings with management and our independent auditors.

•	Preparing any report the SEC requires for inclusion in our annual proxy statement.

•	Reviewing and approving related party transactions.
•	Establishing and overseeing processes and procedures for the receipt, retention, and treatment of complaints and employee submissions about accounting, internal accounting controls, or audit matters.

During 2014, the Audit Committee held six meetings and acted by unanimous written/electronic consent nine times. Our Audit Committee currently comprises Diane B. Greene, Ann Mather (Chair), and Alan R. Mulally, each of whom is a non-employee member of our board of directors. Our board of directors has determined that each of the directors serving on our Audit Committee is independent within the meaning of the rules of the SEC and the Listing Rules of the NASDAQ Stock Market (NASDAQ).

The board of directors has determined that, based on her professional qualifications and experience described above, Ann Mather is an audit committee financial expert as defined under the rules of the SEC, and that each member of the Audit Committee is able to read and understand fundamental financial statements as required by the Listing Rules of NASDAQ.

Leadership Development and Compensation Committee

The purpose of our Leadership Development and Compensation Committee is to oversee our compensation programs. The Leadership Development and Compensation Committee’s responsibilities include:

•	Reviewing and approving our general compensation strategy.

•	Establishing annual and long-term performance goals for our executive officers.

•	Conducting and reviewing with the board of directors an annual evaluation of the performance of our executive officers.

•	Evaluating the competitiveness of the compensation of our executive officers.

•	Reviewing and approving the selection of our peer companies.

•	Reviewing and approving all salaries, bonuses, equity awards, perquisites, post-service arrangements, and other compensation and benefit plans for Google’s Chief Executive Officer and all other executive officers.

•	Reviewing and approving the terms of any offer letters, employment agreements, termination agreements or arrangements, change in control agreements, indemnification agreements, and other material agreements between us and our executive officers, including our Executive Chairman.

•	Acting as the administering committee for our stock and bonus plans and for any equity or cash compensation arrangements that may be adopted by us from time to time.

•	Providing oversight for our overall compensation plans and benefit programs, monitoring trends in executive and overall compensation, and making recommendations to the board of directors with respect to improvements to such plans and programs or the adoption of new plans and programs.

•	Reviewing and approving compensation programs, as well as salaries, fees, bonuses, and equity awards for the Executive Chairman and the non-employee members of the board of directors.

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•	Reviewing plans for the development, retention, and succession of our executive officers.

•	Reviewing executive education and development programs.

•	Monitoring total equity usage for compensation and establishing appropriate equity dilution levels.

•	Reviewing and discussing with management the annual Compensation Discussion and Analysis (CD&A) disclosure and the related tabular presentations regarding named executive officer compensation and, based on this review and discussions, making a recommendation to include the CD&A disclosure and the tabular presentations in our annual public filings.

•	Preparing and approving the annual Leadership Development and Compensation Committee Report to be included in our annual public filings.

During 2014, the Leadership Development and Compensation Committee held five meetings and acted by unanimous written/ electronic consent twenty-eight times. Our Leadership Development and Compensation Committee currently comprises L. John Doerr, Paul S. Otellini (Chair), and K. Ram Shriram, each of whom is a non-employee member of our board of directors. Our board of directors has determined that each of the directors serving on our Leadership Development and Compensation Committee is independent as defined in the Listing Rules of NASDAQ.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s purpose is to assist our board of directors in identifying individuals qualified to become members of our board of directors consistent with criteria set by our board of directors, to oversee the evaluation of the board of directors and management, and to develop and update our corporate governance principles. The Nominating and Corporate Governance Committee’s responsibilities include:

•	Evaluating the composition, size, organization, and governance of our board of directors and its committees, determining future requirements, and making recommendations regarding future planning, the appointment of directors to our committees, and the selection of chairs of these committees.

•	Periodically reviewing and approving compensation programs for non-employee members of our board of directors in conjunction with the Leadership Development and Compensation Committee.

•	Reviewing and recommending to our board of directors director independence determinations made with respect to continuing and prospective directors.

•	Reviewing and recommending to our board of directors Section 16 officer determinations with respect to our executive officers.

•	Establishing a policy for considering director nominees for election to our board of directors.

•	Recommending ways to enhance communications and relations with our stockholders.

•	Evaluating and recommending candidates for election to our board of directors, including nominees recommended by stockholders.

•	Overseeing our board of directors’ performance and self-evaluation process and developing continuing education programs for our directors.

•	Evaluating and recommending to the board of directors termination of service of individual members of the board of directors as appropriate, in accordance with governance principles, for cause or for other proper reasons.

During 2014, the Nominating and Corporate Governance Committee held five meetings and acted by unanimous written/electronic consent one time. Our Nominating and Corporate Governance Committee currently comprises John L. Hennessy (Chair) and Shirley M. Tilghman, each of whom is a non-employee member of our board of directors. Our board of directors has determined that each of the directors serving on our Nominating and Corporate Governance Committee is independent as defined in the Listing Rules of NASDAQ.

Acquisition Committee

The Acquisition Committee serves as an administrative committee of the board of directors to review and approve certain investment, acquisition, and divestiture transactions proposed by management. During 2014, the Acquisition Committee didn’t hold any meetings and acted by unanimous written/electronic consent two times. Our Acquisition Committee currently comprises Eric (Chair), Larry, Sergey, and K. Ram Shriram.

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Executive Committee

The Executive Committee serves as an administrative committee of the board of directors to act upon and facilitate the consideration by senior management and the board of directors of certain high-level business and strategic matters. During 2014, the Executive Committee held one meeting. Our Executive Committee currently comprises Eric (Chair), Larry, and Sergey.

Director Independence

The board of directors has adopted independence standards that mirror exactly the criteria specified by applicable laws and regulations of the SEC and the Listing Rules of NASDAQ. The board of directors has determined that each of the director nominees standing for election, except Larry, Sergey, and Eric, is an independent director under these standards. In determining the independence of our directors, the board of directors considered all transactions in which we and any director had any interest, including those discussed under “Certain Relationships and Related Transactions” on pages 25-26 of this proxy statement, transactions involving payments made by us to companies in the ordinary course of business where L. John Doerr, Diane B. Greene, John L. Hennessy, Ann Mather, Alan R. Mulally, Paul S. Otellini, or K. Ram Shriram serve on the board of directors or as a member of the executive management team of the other company, and transactions involving payments made by us to educational institutions with which John L. Hennessy and Shirley M. Tilghman are affiliated.

Compensation Committee Interlocks and Insider Participation

During 2014, L. John Doerr, Paul S. Otellini, and K. Ram Shriram served on the Leadership Development and Compensation Committee. None of the members of the Leadership Development and Compensation Committee has been an officer or employee of Google. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our board of directors or the Leadership Development and Compensation Committee.

Consideration of Director Nominees

Stockholder Recommendations and Nominees

The Nominating and Corporate Governance Committee considers properly submitted recommendations for candidates to the board of directors from stockholders. In evaluating such recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of experience, knowledge, integrity, and capability on the board of directors and to address the membership criteria set forth under “Director Selection Process and Qualifications” on page 18 of this proxy statement. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and Google within the last three years, at least three personal references, a statement of recommendation of the candidate from the stockholder, a description of our shares beneficially owned by the stockholder, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the board of directors, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the board of directors should be sent to:

Google Inc.	Email: corporatesecretary@google.com
Attn: Corporate Secretary
1600 Amphitheatre Parkway
Mountain View, California 94043

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In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see “Questions and Answers about the Proxy Materials and the Annual Meeting—Question 27. What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” on page 8 of this proxy statement.

Director Selection Process and Qualifications

Our Nominating and Corporate Governance Committee will evaluate and recommend candidates for membership on the board of directors consistent with criteria established by our board of directors in our policy with regard to the selection of director nominees. Pursuant to this policy, the Nominating and Corporate Governance Committee screens candidates and evaluates the qualifications of the persons nominated by or recommended by our stockholders. The Nominating and Corporate Governance Committee recommends director nominees who are ultimately approved by the full board of directors.

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directors. Our Nominating and Corporate Governance Committee regularly assesses the appropriate size and composition of the board of directors, the needs of the board of directors and the respective committees of the board of directors, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Nominating and Corporate Governance Committee through stockholders, management, current members of the board of directors, or search firms. The evaluation of these candidates may be based solely upon information provided to the committee or may also include discussions with persons familiar with the candidate, an interview of the candidate, or other actions the committee deems appropriate, including the use of third parties to review candidates. The Nominating and Corporate Governance committee may, at Google’s expense, retain search firms, consultants, and other advisors to identify, screen, and/or evaluate candidates.

When considering a potential non-incumbent candidate, the Nominating and Corporate Governance Committee will factor into its determination the following qualities, among others: integrity, professional reputation and strength of character, educational background, knowledge of our business, diversity of professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, and ability to represent the best interests of our stockholders and to provide practical insights and diverse perspectives. Additionally, due to the global and complex nature of our business, our board of directors believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates, although our policy does not prescribe specific standards for diversity. Candidates also are evaluated in light of our other policies, such as those relating to independence and service on other boards, as well as considerations relating to the size, structure, and needs of our board of directors. As part of its consideration of director succession, our board of directors and the Nominating and Corporate Governance Committee monitor whether the directors as a group meet the criteria for the composition of the board of directors, including overall diversity of perspective and experience.

Our board of directors is composed of a diverse group of leaders in their respective fields. Many of the current directors have senior leadership experience at major domestic and international companies. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, leadership development, and international business experience. Most of our directors also have experience serving on boards of directors and board committees of other public companies, and have an understanding of corporate governance practices and trends, different business processes, challenges, and strategies. Other directors have experience as presidents or trustees of significant academic, research, and philanthropic institutions, which brings unique perspectives to the board of directors. Further, our directors also have other experience that makes them valuable members, such as entrepreneurial experience and experience developing technology or managing technology companies, which provides insight into strategic and operational issues faced by us.

The Nominating and Corporate Governance Committee and the board of directors believe that the above-mentioned attributes, along with the leadership skills and other experiences of our board members described below, provide us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution.

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Larry Page	•	Business leadership, operational experience, and experience developing technology as co-founder of Google and its Chief Executive Officer.
	•	In-depth knowledge of the technology sector and experience in developing transformative business models.
Sergey Brin	•	Business leadership, operational experience, and experience developing technology as co-founder of Google.
	•	In-depth knowledge of the technology sector and experience in developing transformative business models.
Eric E. Schmidt	•	Global business leadership as former Chief Executive Officer of Google and former chairman and Chief Executive Officer of Novell, Inc.
	•	Outside board experience as a director of Novell, Inc., Apple Inc., and Siebel Systems, Inc.
	•	Experience developing technology as former chief technology officer at Sun Microsystems, Inc. and a former member of the research staff at Xerox Palo Alto Research Center.
L. John Doerr	•	Global business leadership as a general partner of Kleiner Perkins Caufield & Byers.
	•	Extensive financial and investment expertise as a venture capitalist.
	•	In-depth knowledge of the technology sector and visionary in the industry.
	•	Outside board experience as a director of Amazon.com, Inc., Amyris, Inc., and Zynga, Inc.
Diane B. Greene	•	Global business and entrepreneurial leadership as a co-founder and former Chief Executive Officer and President of VMware, Inc.
	•	Extensive financial and management expertise as former Chief Executive Officer of a public company.
	•	In-depth knowledge of cloud computing and software-as-a-service business.
	•	Outside board experience as a director of Intuit Inc. and VMware, Inc.
John L. Hennessy	•	Leadership and management experience as President of Stanford University.
	•	Outside board experience as a director of Cisco Systems, Inc. and Atheros Communications, Inc.
	•	Experience developing technology businesses as co-founder of MIPS Technologies, Inc. and Atheros Communications, Inc., and chief architect of Silicon Graphics Computer Systems, Inc.
Ann Mather	•	Global business leadership as former Executive Vice President and Chief Financial Officer of Pixar.
	•	Knowledge of complex global financial and business matters.
	•	Outside board experience as a director of Arista Networks, Inc., Central European Media Enterprises Group, Glu Mobile Inc., Netflix, Inc., Shutterfly, Inc., and Solazyme, Inc.
Alan R. Mulally	•	Global business leadership and extensive financial and management expertise as former President and Chief
Executive Officer of Ford Motor Company and former Executive Vice President of the Boeing Company.
	•	Outside board experience as a director of Ford Motor Company and an advisory board member of NASA, the University of Washington, the University of Kansas, the Massachusetts Institute of Technology, and the U.S. Air Force Scientific Advisory Board.
Paul S. Otellini	•	Global business leadership as former President and Chief Executive Officer of Intel Corporation.
	•	Valuable experience in addressing issues ranging from corporate strategy, operational excellence, governance, and sales and marketing.
	•	In-depth knowledge of the technology sector.
	•	Outside board experience as a director of Intel Corporation.
K. Ram Shriram	•	Global business leadership as founder and managing partner of Sherpalo Ventures, former Vice President of Business Development at Amazon.com, Inc., President of Junglee Corporation, and member of the executive team of Netscape Communications Corporation.
	•	Extensive financial and investment expertise as a venture capitalist.
	•	Experience as a trustee of Stanford University.
	•	Outside board experience as a director of several private companies.
Shirley M. Tilghman	•	Leadership and management experience as former President of Princeton University.
	•	Valuable organizational and operational management skills.
	•	Experience as a trustee of Institute for Advanced Study, Advantage Testing Foundation, Amherst College, Leadership for a Diverse America, Carnegie Endowment for International Peace, and the King Abdullah University of Science and Technology.

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Appointment of Alan R. Mulally

Alan R. Mulally was appointed to our board of directors in July 2014. A third-party search firm recommended Alan to the Nominating and Corporate Governance Committee and our board of directors.

Management Succession Planning

One of our board of directors’ principal duties is to review management succession planning. The Leadership Development and Compensation Committee reviews at least annually and recommends to the full board of directors plans for the development, retention, and replacement of executive officers, including the Chief Executive Officer, of Google. Additionally, the Leadership Development and Compensation Committee and the Nominating and Corporate Governance Committee of our board directors are jointly responsible for overseeing the risks and exposures associated with management succession planning.

Our board of directors believes that the directors and the Chief Executive Officer should collaborate on succession planning and that the entire board should be involved in the critical aspects of the management succession planning process, including establishing selection criteria that reflect our business strategies, identifying and developing internal candidates to ensure the continuity of our culture, and making key management succession decisions.

Management succession is regularly discussed by the directors in board meetings and in executive sessions of the board of directors. Directors become familiar with potential successors for key management positions through various means, including regular organization and talent reviews, presentations to the board, and informal meetings.

Board’s Role in Risk Oversight

The board of directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant committees of the board. These committees then provide oral reports to the full board. The oversight responsibility of the board and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include strategic, operational, financial and reporting, succession and compensation, compliance, and other risks. The board of directors and its committees oversee risks associated with their respective areas of responsibility, as summarized below. Each committee meets in executive session with key management personnel and representatives of outside advisors as required.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic, financial, and execution risks and exposures associated with our business strategy, product innovation, and sales roadmap, policy matters, significant litigation and regulatory exposures, and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation, acquisitions and divestitures.
Audit Committee	Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, investment guidelines and credit and liquidity matters, Google’s programs and policies relating to legal compliance and strategy, merger and acquisition activities, and our operational infrastructure, particularly reliability, business continuity, capacity, security, and data privacy.
Leadership Development and Compensation Committee	Risks and exposures associated with leadership assessment, management succession planning, and executive compensation programs and arrangements, including incentive plans.
Nominating and Corporate Governance Committee	Risks and exposures associated with director and management succession planning, corporate governance, and overall board effectiveness.
Acquisition and Executive Committees	Risks and exposures associated with Google’s merger and acquisition activities and related integration matters.

Executive Sessions

Executive sessions of independent directors are held in connection with each regularly scheduled board of directors meeting and at other times as necessary, and are chaired by the Lead Independent Director. The board of directors’ policy is to hold executive sessions without the presence of management, including the Chief Executive Officer and other non-independent directors. The committees of the board of directors also generally meet in executive session at the end of each committee meeting, except for meetings of the Acquisition Committee and the Executive Committee as these committees have only one or no independent directors.

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Outside Advisors

Our board of directors and each of its committees may retain outside advisors, legal counsel, and consultants of their choosing at our expense. The board of directors and its committees need not obtain management’s consent to retain such outside advisors, legal counsel, and consultants.

Board Effectiveness

Our board of directors and each of its committees perform an annual self-assessment, led by the Lead Independent Director, to evaluate the effectiveness of the Board and its committees in fulfilling their respective obligations.

Communications with the Board of Directors

Stockholders may contact the board of directors about bona fide issues or questions about Google by sending an email or by writing to the Corporate Secretary as follows:

Google Inc.	Email: directors@google.com
Attn: Corporate Secretary
1600 Amphitheatre Parkway
Mountain View, California 94043

Any matter intended for the board of directors, or for any individual member or members of the board of directors, should be directed to the email address or street address noted above, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication about bona fide issues concerning Google delivered to the Corporate Secretary for forwarding to the board of directors or specified member or members will be forwarded in accordance with the stockholder’s instructions.

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COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of April 6, 2015, concerning, except as indicated by the footnotes below:

•	Each person whom we know beneficially owns more than five percent of our Class A common stock or Class B common stock.

•	Each of our directors and nominees for the board of directors.

•	Each of our named executive officers (see the section titled “Executive Compensation” beginning on page 29 of this proxy statement).

•	All of our directors and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Google Inc., 1600 Amphitheatre Parkway, Mountain View, California 94043.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 288,201,658 shares of Class A common stock and 52,479,800 shares of Class B common stock outstanding at April 6, 2015. In computing the number of shares of Class A and Class B common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Class A common stock subject to options held by that person that are currently exercisable or exercisable within sixty days of April 6, 2015, and Class A common stock issuable upon the vesting of Google Stock Units (GSUs) within sixty days of April 6, 2015, to be outstanding ignoring the withholding of shares of common stock to cover applicable taxes. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. GSUs entitle the beneficial owner to receive one share of Class A common stock for each share underlying the GSU as the GSU vests. Beneficial ownership representing less than one percent is denoted with an asterisk (*).

The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted. Non-voting Class C capital stock is not included in the table.

	Voting Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock		% Total Voting
Name of Beneficial Owner	Shares	%	Shares	%	Power(1)
Executive Officers and Directors
Larry Page	75,000	*	22,246,906	42.4	27.4
Sergey Brin	—	—	21,879,314	41.7	26.9
Eric E. Schmidt(2)	239,946	*	4,464,597	8.5	5.5
Patrick Pichette(3)	20,215	*	—	—	*
David C. Drummond(4)	115,173	*	21,332	*	*
Omid Kordestani(5)	32,432	*	—	—	*
L. John Doerr(6)	159,051	*	1,117,447	2.1	1.4
Diane B. Greene(7)	1,919	*	—	—	*
John L. Hennessy(8)	5,394	*	—	—	*
Ann Mather(9)	13,378	*	—	—	*
Alan R. Mulally(10)	—	—	—	—	—
Paul S. Otellini(11)	7,101	*	—	—	*
K. Ram Shriram(12)	143,638	*	—	—	*
Shirley M. Tilghman(13)	5,916	*	—	—	*
All executive officers and directors as a group(14) (14 persons)	819,163	*	49,729,596	94.8	61.2
Other > 5% Security Holders
BlackRock, Inc.(15)	16,752,630	5.8	—	—	2.1
Entities affiliated with Fidelity(16)	17,385,009	6.0	—	—	2.1
The Vanguard Group(17)	15,399,617	5.3	—	—	1.9

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(1)	Percentage total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class. Each holder of Class B common stock is entitled to ten votes per share of Class B common stock, and each holder of Class A common stock is entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis upon written notice to the transfer agent.

(2)	Includes 181,840 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; 5,491 shares of Class A common stock issuable upon vesting of GSUs within sixty days of April 6, 2015; 808,268 shares of Class B common stock held by the Schmidt Investments L.P. of which the Schmidt Family Living Trust is the sole general partner; and 2,462,020 shares of Class B common stock held by the Schmidt Family Living Trust of which Mr. Schmidt is a co-trustee.

(3)	Consists of 610 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; 9,256 shares of Class A common stock issuable upon exercise of option that are exercisable within sixty days of April 6, 2015; 4,628 shares of Class A common stock issuable upon vesting of GSUs within sixty days of April 6, 2015; and 5,245 shares of Class A common stock held by The Bay Meadow L.P. Patrick has voting and investment authority over the shares held by The Bay Meadow L.P.

(4)	Includes 98,542 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; 9,256 shares of Class A common stock issuable upon exercise of options that are exercisable within sixty days of April 6, 2015; 4,628 shares of Class A common stock issuable upon vesting of GSUs within sixty days of April 6, 2015; and 2,090 shares of Class A common stock held by David’s spouse.

(5)	Includes 12,789 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable.

(6)	Includes 69 shares of Class A common stock issuable upon vesting of GSUs within sixty days of April 6, 2015; 18,656 shares of Class A common stock held by The Austin 1999 Trust; 18,656 shares of Class A common stock held by The Hampton 1999 Trust; 118,653 shares of Class A common stock held by The Benificus Foundation; and 1,117,447 shares of Class B common stock held by Vallejo Ventures Trust. John is trustee of The Austin 1999 Trust and The Hampton 1999 Trust and has voting and investment authority over the shares held by these trusts. John disclaims any pecuniary interest in these trusts. John is an officer and trustee of the Benificus Foundation and shares the investment authority over the shares held by the Foundation. John disclaims any pecuniary interest in the Foundation. John is a trustee of Vallejo Ventures Trust and shares voting and investment authority over the shares held by such trust. The address for The Austin 1999 Trust and The Hampton 1999 Trust is c/o Kleiner Perkins Caufield & Byers, 2750 Sand Hill Road, Menlo Park, CA 94025. The address for The Benificus Foundation and Vallejo Ventures Trust is 751 Laurel Street, #717, San Carlos, CA 94070.

(7)	Includes 100 shares of Class A common stock issuable upon vesting of GSUs within sixty days of April 6, 2015; 123 shares of Class A common stock held by the Greene/Rosenblum Family 2004 Trust; 11 shares of Class A common stock held by the Nathan Greene Rosenblum Irrevocable Trust; and 11 shares of Class A common stock held by the Mara Rosenblum Greene Irrevocable Trust. Diane is a trustee of each of these trusts and has voting and investment authority over the shares held by these trusts.

(8)	Includes 69 shares of Class A common stock issuable upon vesting of GSUs within sixty days of April 6, 2015; and 5,221 shares of Class A common stock held by the Hennessy 1993 Revocable Trust. John is a trustee of the Hennessy 1993 Revocable Trust and has voting and investment authority over the shares held by the trust.

(9)	Includes 12,000 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; and 69 shares of Class A common stock issuable upon vesting of GSUs within sixty days April 6, 2015.

(10)	Alan R. Mulally joined our board of directors in July 2014.

(11)	Includes of 69 shares of Class A common stock issuable upon vesting of GSUs within sixty days of April 6, 2015; and 6,998 shares of Class A common stock held by The Otellini Trust. Paul is a trustee of The Otellini Trust and has voting and investment authority over the shares held by the Trust.

(12)	Includes 69 shares of Class A common stock issuable upon vesting of GSUs within sixty days of April 6, 2015; 63,041 shares of Class A common stock held by Ram’s spouse; and 16,884 shares of Class A common stock held by Janket Ventures Limited Partnership. Ram has voting and investment authority over the shares held by Janket Ventures Limited Partnership. The address for Janket Ventures L.P. is 2200 Geng Road, Suite 100, Palo Alto, CA 94303.

(13)	Includes 69 shares of Class A common stock issuable upon vesting of GSUs within sixty days of April 6, 2015.

(14)	Consists of 479,609 shares of Class A common stock; 305,781 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; 18,512 shares of Class A common stock issuable upon exercise of options that are exercisable within sixty days of April 6, 2015; and 15,261 shares of Class A common stock issuable upon vesting of GSUs within sixty days of April 6, 2015.

(15)	Based on the most recently available Schedule 13G/A filed with the SEC on February 2, 2015 by BlackRock, Inc. BlackRock, Inc., an investment adviser, beneficially owned 16,752,630 shares of Class A common stock, with sole voting power over 13,913,949 shares, and sole dispositive power over 16,752,630 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10022.

(16)	Based on the most recently available Schedule 13G/A filed with the SEC on February 13, 2015 by FMR LLC (FMR). FMR, certain of its subsidiaries and affiliates, and other companies, beneficially owned 17,385,009 shares of Class A common stock, with sole voting power over 1,774,481 shares, and sole dispositive power of 17,385,009 shares. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(17)	Based on the most recently available Schedule 13G filed with the SEC on February 10, 2015 by The Vanguard Group. The Vanguard Group, an investment adviser, beneficially owned 15,399,617 shares of Class A common stock, with sole voting power over 491,935 shares, sole dispositive power over 14,932,950 shares, and shared dispositive power over 466,667 shares. Vanguard Fiduciary Trust Company (VFTC), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 386,867 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd. (VIA), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 184,868 shares as a result of its serving as investment manager of Australian investment offerings. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania, 19355.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than ten percent of our Class A and Class B common stock and our Class C capital stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that, during 2014, our directors, executive officers, and ten percent stockholders complied with all Section 16(a) filing requirements, with the exceptions noted below.

•	Three late Form 4 reports were filed for Eric E. Schmidt on January 30, 2014 to report the sale of 21,829 shares of Class A common stock that occurred on January 27, 2014.

•	A late Form 4 report was filed for Eric E. Schmidt on April 10, 2014 to report the vesting of 99 shares of Class A GSUs and 99 shares of Class C GSUs (52 shares of each class withheld to cover applicable taxes and 47 shares of each class issued upon conversion of GSUs) on April 4, 2014.

•	A late Form 4 report was filed for Patrick Pichette on June 13, 2014 to report the sale of 1,443 shares of Class A common stock and 1,443 shares of Class C capital stock on June 6, 2014.

•	A late Form 3 report was filed for Omid Kordestani on November 21, 2014 to report his initial holdings as of October 22, 2014, which was amended on March 12, 2015.

•	A late Form 4 report was filed for Omid Kordestani on November 21, 2014 to report his Class C GSU grant on November 5, 2014.

In making these statements, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms provided to us, and the written representations of our directors, executive officers, and ten percent stockholders.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Policy and Procedure

Our Related Party Transactions Policy provides that we will only enter into or ratify a transaction with a related party when our board of directors, acting through the Audit Committee, determines that the transaction is in the best interests of Google and our stockholders.

For the purposes of this policy, a related party means:

•	a member of the board of directors (or a nominee to the board of directors);

•	an executive officer;

•	any person who is known to be the beneficial owner of more than five percent of any class of our securities;

•	any immediate family member of any of the persons listed above; or

•	any firm, corporation, partnership, or other entity in which any of the persons listed above is employed (or is a general partner or principal or in a similar position) or in which any of the persons listed above has a five percent or greater beneficial ownership interest.

We review all known relationships and transactions in which Google and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our legal staff, in consultation with our finance team, is primarily responsible for developing and implementing processes and controls to obtain information regarding our directors, executive officers, and significant stockholders with respect to related party transactions and then determining, based on the facts and circumstances, whether Google or a related party has a direct or indirect interest in these transactions. On a periodic basis, the legal and finance teams review all transactions involving payments between Google and any company that has a Google executive officer or director as an officer or director. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

If our legal department determines that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. If advance approval of a transaction is not feasible, the chair of the Audit Committee may approve the transaction, and the Audit Committee may ratify the transaction in accordance with the Related Party Transactions Policy. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

•	the benefits to us of the transaction;

•	the nature of the related party’s interest in the transaction;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Google and our stockholders;

•	the potential impact of the transaction on a director’s independence; and

•	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

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Related Party Transactions

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, our certificate of incorporation, and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

Corporate Use of Personal Aircraft

Eric E. Schmidt beneficially owns 100% of one aircraft and 33% of another aircraft, both of which are used by Eric and our other executive officers from time to time for business trips. The reimbursement rate for use of these aircraft is $7,500 per hour. The board of directors approved this hourly reimbursement rate based upon a competitive analysis of comparable chartered aircraft that, as our board of directors determined, is at or below market rates for the charter of similar aircraft. In 2014, we used these aircraft for business-related travel services for certain of our executive officers, including Eric, and we reimbursed Eric approximately $1,318,500. Due to the fact that the $7,500 hourly rate paid for the use of these aircraft is less than the actual operational costs incurred by Eric as owner of these aircraft, Eric does not profit from the use of these aircraft.

Employment Matter

J. Shriram, who is the daughter of K. Ram Shriram, a member of our board of directors, has been employed in a non-executive capacity by Google since 2013. Her 2014 total compensation, which is comprised of a base salary, bonus and equity, was valued at approximately $120,000 and was in line with similar roles at Google.

Use of Moffett Airfield

Pursuant to a 60-year lease agreement with NASA, which commenced on April 1, 2015, we became the operator of Moffett Airfield (the Airfield). Larry, Sergey, Eric, and Ram, through their affiliated entities, have historically used and paid applicable fees to NASA for the use of the Airfield for their personal aircraft. As the new operator of the Airfield, we will continue to charge Larry, Sergey, Eric, and Ram, or their affiliated entities fees, for the use of the Airfield that will be (i) non-preferential when compared to the fees charged to other private customers landing aircraft at the Airfield, and (ii) derived from rate schedules that are consistent with what an independent airfield services company believes, based on its industry experience, to be arms-length terms that are fair and reasonable to us as the operator. Additionally, we do not anticipate that these flights will interfere with our anticipated business plans for use of the Airfield. These fees will be regularly reviewed by the Audit Committee. Larry, Sergey, Eric, and Ram do not have a material interest in any of the transactions described above.

Payments to Stanford University

In 2014, we paid approximately $2.3 million to Stanford University. Of this amount, approximately $1.5 million primarily represented donations for scholarships and other philanthropic endeavors and approximately $0.8 million for research, research materials, consulting, and engineering services.

John L. Hennessy, President of Stanford University, is a member of our board of directors. Ruth M. Porat, our incoming Senior Vice President and Chief Financial Officer, is Vice Chair of the Stanford University board of trustees. In addition, K. Ram Shriram, a member of our board of directors, serves on the Stanford University board of trustees. Omid Kordestani, our Senior Vice President and Chief Business Officer, serves as a member of Stanford Graduate School of Business Advisory Board, and Diane B. Greene, another member of our board of directors, serves as an advisor to Stanford College of Engineering. John, Ruth, Ram, Omid, and Diane do not have a material interest in any of the transactions described above.

Investments in Certain Private Companies

Google Ventures directly invested an aggregate of approximately $54.4 million in certain private companies from the beginning of 2014 through March 31, 2015, in which Kleiner Perkins Caufield & Byers was a co-investor or existing investor. KPCB Holdings, Inc., as nominee for certain funds of Kleiner Perkins Caufield & Byers and several of the managers of the fund, holds more than 10% of the outstanding shares of such private companies. L. John Doerr, who is a member of our board of directors, is a managing director/member of the managing members of those funds and the general partner of the general partners of certain Kleiner Perkins Caufield & Byers funds. John does not have a material interest in any of the transactions described above.

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DIRECTOR COMPENSATION

Board Compensation Arrangements for Non-Employee Directors

Google’s director compensation program is designed to attract and retain highly qualified non-employee directors. Our program aligns director compensation with compensation offered by peer companies (identified in Section 3 of the “Compensation Discussion and Analysis” under “Executive Compensation”) that compete with us for talent. We designed the program to address the time, effort, expertise, and accountability required of active board membership. Our Nominating and Corporate Governance Committee and Leadership Development and Compensation Committee believe that annual compensation for non-employee directors should consist of both a cash component, to compensate members for their service on the board of directors and its committees, and an equity component, to align the interests of directors and stockholders and, by vesting over time, to create an incentive for continued service on the board. The Nominating and Corporate Governance Committee and the Leadership Development and Compensation Committee review the compensation programs for non-employee directors on an annual basis.

We did not make any changes to our standard compensation arrangements and practices for non-employee directors in 2014. Larry, Sergey, and Eric are our employee directors. In 2014, Larry and Sergey did not receive any compensation for their services as members of our board of directors. Please see the section titled “Executive Compensation” for more information about compensation paid to Eric, who serves as the Executive Chairman of the board of directors.

In 2014, we awarded our standard ongoing compensation to each of our non-employee directors, which consists of an annual $75,000 cash retainer and an annual $350,000 GSU grant. In addition, we paid a $25,000 annual cash retainer to the Audit Committee chairperson. We awarded cash retainers and GSU grants to our non-employee directors on June 4, 2014, the first Wednesday of the month following our 2014 Annual Meeting of Stockholders.

The exact number of GSUs comprising the equity awards made in 2014 is calculated by dividing the target dollar value of the award by the closing price of Google’s Class C capital stock on the day prior to grant and rounding up to the nearest whole share. In April 2014, shares reserved for future grants under the 2004 Stock Plan expired, and we began granting GSUs from our 2012 Stock Plan. Accordingly, GSUs granted after April 2014 were made under our 2012 Stock Plan and are restricted stock unit awards of our Class C capital stock. All annual GSU grants made to our non-employee directors vest at the rate of 1/48th monthly, beginning on the 25th day of the month following the grant date until fully vested, subject to continued service on our board of directors through the applicable vesting dates.

Alan R. Mulally was appointed to serve as a member of our board of directors and the Audit Committee effective July 9, 2014. In connection with his appointment, he received our standard initial compensation for new non-employee directors consisting of a $1.0 million GSU grant made on August 6, 2014 (the first Wednesday of the month following his appointment). These GSUs vest at the rate of 1/4th on the 25th day of the month in which the grant’s first anniversary occurs, and an additional 1/48th will vest on the 25th day of each month thereafter, subject to continued service on our board of directors through the applicable vesting dates.

We reimburse our directors for reasonable out-of-pocket expenses in connection with attendance at board of directors and committee meetings.

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Director Compensation for 2014

The following table summarizes compensation earned by non-employee directors during 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
L. John Doerr(2)	75,000	350,216	425,216
Diane B. Greene(3)	75,000	350,216	425,216
John L. Hennessy(4)	75,000	350,216	425,216
Ann Mather(5)	100,000	350,216	450,216
Alan R. Mulally(6)	—	1,002,475	1,002,475
Paul S. Otellini(7)	75,000	350,216	425,216
K. Ram Shriram(8)	75,000	350,216	425,216
Shirley M. Tilghman(9)	75,000	350,216	425,216
(1)	The amounts in the Stock Awards column reflect the aggregate grant date fair value of GSUs granted to directors in 2014 calculated in accordance with FASB ASC Topic 718. The grant date fair value of GSUs granted to the non-employee directors on June 4, 2014 (GSU grant following the 2014 Annual Meeting of Stockholders) was $544.66 per share. The grant date fair value of GSUs granted to Alan R. Mulally on August 6, 2014 (GSU grant in connection with his appointment to our board of directors) was $566.37 per share.
(2)	On December 31, 2014, 572 Class A and 1,122 Class C GSUs were outstanding.
(3)	On December 31, 2014, 847 Class A and 1,397 Class C GSUs were outstanding.
(4)	On December 31, 2014, 572 Class A and 1,122 Class C GSUs were outstanding.
(5)	On December 31, 2014, 572 Class A and 1,122 Class C GSUs and stock options to purchase 12,000 shares of Class A common stock and 12,000 shares of Class C capital stock were outstanding. These stock options were granted in connection with Ann’s appointment to our board of directors in 2005, and are fully vested and exercisable. Ann receives a $25,000 annual cash retainer as Audit Committee chairperson, which is in addition to the $75,000 annual cash retainer paid to all non-employee directors.
(6)	Alan R. Mulally was appointed to serve as a member of our board of directors and the Audit Committee effective July 9, 2014. In connection with his appointment, he received our standard initial compensation for new non-employee directors consisting of a $1.0 million GSU grant made on August 6, 2014 (the first Wednesday of the month following his appointment). These GSUs vest at the rate of 1/4th on the 25th day of the month in which the grant’s first anniversary occurs, and an additional 1/48th will vest on the 25th day of each month thereafter, subject to continued service on our board of directors through the applicable vesting dates. On December 31, 2014, 1,770 Class C GSUs were outstanding.
(7)	On December 31, 2014, 572 Class A and 1,122 Class C GSUs were outstanding.
(8)	On December 31, 2014, 572 Class A and 1,122 Class C GSUs were outstanding.
(9)	On December 31, 2014, 572 Class A and 1,122 Class C GSUs were outstanding.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Our Compensation Discussion and Analysis (CD&A) includes a detailed discussion of compensation for our six named executive officers during the fiscal year ended December 31, 2014:

Larry Page	Chief Executive Officer and Co-Founder (CEO)
Sergey Brin	Co-Founder
Eric E. Schmidt	Executive Chairman of the Board of Directors (Executive Chairman)
Patrick Pichette	Senior Vice President and Chief Financial Officer (CFO)
David C. Drummond	Senior Vice President, Corporate Development, Chief Legal Officer, and Secretary
Omid Kordestani	Senior Vice President and Chief Business Officer

The CD&A is organized into five sections:

•	Section 1—Executive Summary

•	Section 2—Elements of Pay

•	Section 3—Determining Competitive Levels of Pay

•	Section 4—Pay Mix, Magnitude and Leverage

•	Section 5—Other Compensation Information

Section 1—Executive Summary

As Larry and Sergey wrote in the 2004 Founders’ IPO Letter,

Our employees, who have named themselves Googlers, are everything. Google is organized around the ability to attract and leverage the talent of exceptional technologists and business people. We have been lucky to recruit many creative, principled and hard working stars. We hope to recruit many more in the future. We will reward and treat them well. —“An Owner’s Manual” for Google’s Shareholders

In line with this philosophy, we designed our compensation programs for all Googlers, including named executive officers, to support three main goals:

•	Attract and retain the world’s best talent

•	Support Google’s culture of innovation and performance

•	Align employee and stockholder interests

We pay Googlers competitively compared to other opportunities they might have in the market. We also offer competitive benefits that help Googlers and their families be healthy and happy, provide unique perks that make life and work more convenient, design compelling job opportunities aligned with our mission, and create a fun and energizing work environment.

We believe deeply in paying for performance. Therefore, a portion of compensation is tied to performance for all Googlers. The proportion of overall pay tied to performance is higher for Googlers at more senior levels in the organization, reflecting their opportunity for higher impact on company performance.

We use equity awards to align employee and stockholder interests. We require our most senior executives (SVPs and above) to maintain holdings of Google stock. See Section 5 of this CD&A for a description of our stock ownership requirements.

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Larry and Sergey have voluntarily elected to only receive nominal cash compensation. As significant stockholders, a large portion of their personal wealth is tied directly to Google’s stock price performance, which provides direct alignment with stockholder interests.

In addition to compensation practices, the Leadership Development and Compensation Committee regularly reviews and provides guidance to Google’s organizational decisions as laid out in its charter (available at http://investor.google.com/corporate/board-committees-leadership.html).

Section 2—Elements of Pay

In 2014, we offered fixed pay (i.e., base salary) and a variable pay opportunity (i.e., cash bonuses, equity awards) to all Googlers, including our named executive officers.

Fixed Pay

We use base salary to provide Googlers, including our named executive officers, with a steady income in line with their skills and experiences and on par with other job opportunities available to them.

Upon reviewing the pay practices of our talent competitors and the compensation preferences of our employees, we continue to believe that highly competitive salaries are important for attracting and retaining great talent.

Variable Pay

We grant variable pay to Googlers, including our named executive officers, in the form of annual cash bonuses and equity awards based on performance. For our named executive officers, we tie annual cash bonuses and equity awards to individual performance and Google’s company-wide performance.

Annual cash bonuses for our named executive officers are fully discretionary, but are based on individual and company performance indicators, including a qualitative individual performance appraisal and each executive’s contribution to achieving Google’s goals. Annual cash bonuses are subject to a cap determined at the beginning of each fiscal year by the Leadership Development and Compensation Committee.

These annual cash bonuses do not meet the requirements of “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code (Code); therefore, each such bonus will not be deductible by the company to the extent that it exceeds $1.0 million when combined with other 2014 compensation that does not meet such requirements for the applicable named executive officer. The Leadership Development and Compensation Committee does not want compensation decisions to be constrained by deductibility for federal income tax purposes, or be limited to paying compensation only to the extent that it complies with Section 162(m). See “Deductibility of Executive Compensation” under Section 5 of this CD&A for additional details.

In March 2015, the Leadership Development and Compensation Committee made changes to our compensation structure for Google’s Senior Vice Presidents. See “Cash Incentives” and “Equity” under Section 4 of the CD&A for additional details.

We reinforce our management’s focus on long-term stockholder value and commitment to the company through equity compensation programs that include the following features:

•	Biennial equity awards—Standard equity awards to our named executive officers are made only in even-numbered years. Granting less frequently allows us to incorporate longer performance periods into our equity decisions and encourages executives to take a long-term view of the business.

•	Minimum stock ownership requirements—We require minimum stock ownership as follows: (i) our founders, CEO, and Executive Chairman shall each own shares of Google stock worth at least $14.0 million; (ii) each Senior Vice President shall own shares of Google stock worth at least $4.0 million; and (iii) each member of our Board of Directors shall own shares of Google stock worth at least $750,000.

Role of Company Performance

The Leadership Development and Compensation Committee holds the executive management team, including our named executive officers, collectively accountable for Google’s company-wide performance (including Google’s financial and operational performance and progress against company-wide strategic goals) and bases a portion of their compensation on such performance. In 2014, we used company performance as an input in deciding each named executive officer’s cash bonus payout and equity grant.

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Role of Individual Performance

The company-wide operational, strategic, and financial goals we set at the beginning of the year serve as the foundation for the personal goals set by each Googler (in partnership with their manager). Managers review the performance of Googlers against these goals annually.

During the first quarter of 2015, Larry assessed the performance of each named executive officer against such officer’s 2014 goals. While informed by objective goals, Larry’s assessment is subjective and qualitative, considering a complete picture of the named executive officer’s accomplishments. The Leadership Development and Compensation Committee discusses these appraisals with Larry when reviewing proposed cash bonus payouts and equity grants for each applicable named executive officer.

Section 3—Determining Competitive Levels of Pay

Our executive compensation decisions are informed by market data in addition to reviews of individual roles and performance.

We benchmark pay levels for our named executive officers using compensation data from a peer group of companies, evaluated annually. For salary, cash incentives, and equity compensation information, we analyze the data reported in our peer companies’ SEC filings. When appropriate, we supplement publicly available data with relevant published survey sources, including surveys from Radford and Towers Watson. The Leadership Development and Compensation Committee does not utilize the services of an outside compensation consultant to assess pay levels.

In 2014, we considered peers to be companies that met at least three of the following criteria:

•	High-technology or media company

•	Key talent competitor

•	High-growth, with a minimum of 50% of Google’s revenue and/or headcount growth over the previous two-year period

•	$10 billion or more in annual revenues

•	$50 billion or more in market capitalization

Based on these criteria, the Leadership Development and Compensation Committee selected the following companies as peer companies for 2014:

Amazon.com, Inc.	Hewlett-Packard Company	Oracle Corporation
Apple Inc.	Intel Corporation	Qualcomm, Inc.
Cisco Systems, Inc.	International Business Machines Corporation	The Walt Disney Company
eBay, Inc.	Microsoft Corporation	Yahoo! Inc.
Facebook, Inc.

Yahoo! did not meet three of our five criteria in 2014. However, we chose to retain Yahoo! because it met the two most important criteria (it is a key talent competitor and is in the high-technology industry).

Overall, we retained the same peer group in 2014 as in 2013.

We use peer group data to obtain a compensation benchmark for our named executive officers in their current roles. In addition, we consider job opportunities available to our named executive officers if they were to leave Google. Therefore, we also assess compensation levels for our named executive officers against comparable roles at other S&P 500 companies and startups.

Role of Management in Determining Compensation

Annually, Larry and the Leadership Development and Compensation Committee review our executive compensation practices against our market targets and benchmark data. Larry then makes compensation recommendations to the Leadership Development and Compensation Committee for executive officers, other than himself. Any changes to pay practices for our named executive officers must be approved by the Leadership Development and Compensation Committee before implementation.

Say-on-Pay

At our 2014 Annual Meeting of Stockholders held on May 14, 2014, we submitted a proposal to our stockholders regarding our executive compensation practices. The proposal was an advisory vote on the 2013 compensation awarded to our named executive officers (commonly known as a “say-on-pay” vote). Our stockholders approved our 2013 named executive officer compensation with 91.9% of the shares voted in favor of this proposal.

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We hold our say-on-pay votes every three years. We will hold both our next say-on-pay vote and advisory vote on the frequency of say-on-pay votes (commonly known as a “say-when-on-pay” vote) at the 2017 Annual Meeting of Stockholders.

We believe that the outcome of our say-on-pay vote signals our stockholders’ overwhelming support of our compensation approach, specifically our efforts to retain and motivate our named executive officers. The Leadership Development and Compensation Committee annually reevaluates our compensation practices to determine how they might be improved.

Section 4—Pay Mix, Magnitude, and Leverage

Pay Mix

Our named executive officers receive the majority of their pay from performance-based compensation vehicles (i.e., cash bonuses and equity awards). This approach is supported by market benchmarks.

In 2014, our named executive officers, other than Larry and Sergey, received 96-99% or more of their total actual compensation from performance-based elements. Larry and Sergey declined to receive performance-based compensation.

The tables below show further 2014 pay mix details for Larry, Eric, and our other named executive officers, excluding Sergey. For purposes of the tables below, target compensation for 2014 includes fixed cash compensation (i.e., base salary), variable cash compensation (i.e., target bonus), and the fair value of the equity awards made in 2014. Actual variable cash compensation for 2014 includes the 2014 actual bonuses approved by the Leadership Development and Compensation Committee, except for Omid’s sign-on bonus, which is included as fixed cash compensation (see “Cash Incentives” below for further details). Neither target compensation nor actual compensation for 2014 includes any other compensation disclosed in the “All Other Compensation” column of our Summary Compensation Table.

2014 TARGET COMPENSATION

	Pay Mix (as percentage of total compensation)
Element of Compensation	Chief Executive Officer (%)	Executive Chairman (%)	Other Named Executive Officers (%)
Fixed Cash	100	1	0 - 2
Variable Cash	N/A	5	0 - 4
Equity	N/A	94	95 - 99

2014 ACTUAL COMPENSATION

	Pay Mix (as percentage of total compensation)
Element of Compensation	Chief Executive Officer (%)	Executive Chairman (%)	Other Named Executive Officers (%)
Fixed Cash	100	1	1 - 4
Variable Cash	N/A	6	5 - 8
Equity	N/A	93	91 - 92

Base Pay

We set base salaries for our named executive officers based on their responsibilities and trends we observe in the market (see Section 3 of this CD&A, “Determining Competitive Levels of Pay” for further details). We review base salaries at least once a year and adjust them as needed.

In 2004, Larry and Sergey asked that their base salaries each be reduced to $1 per year. Since 2005, the Leadership Development and Compensation Committee has offered them market-competitive salaries annually. For 2014, Larry and Sergey continued to decline our salary offer and receive base salaries of $1.

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In 2014, Larry reviewed the market benchmarks for our other named executive officers and recommended that we hold salaries constant at 2013 levels. Based on this assessment, the Leadership Development and Compensation Committee decided to maintain base salaries for our named executive officers (other than Larry, Sergey, and Eric) at $650,000.

We set Eric’s salary at a higher level than our other named executive officers based on market benchmarks for the Executive Chairman role. Since transitioning to his current role as Executive Chairman in 2011, Eric has received a base salary of $1.25 million. The Leadership Development and Compensation Committee decided to maintain Eric’s base salary at this level in 2014.

Cash Incentives

Annual cash bonuses are based on individual and company performance indicators including each executive’s effectiveness at achieving Google’s goals.

Eric’s bonus target is 400% of base salary with annual payments that can range from zero to a maximum of $6.0 million. The bonus target for other participating named executive officers is 250% of base salary with annual payments that can range from zero to a maximum of $4.5 million. The bonus targets and ranges did not change in 2014.

All of our named executive officers (other than Larry and Sergey) received annual cash bonuses based on performance in 2014. The Leadership Development and Compensation Committee offered Larry and Sergey cash awards in recognition of their performance in 2014, but as in previous years, they declined to receive cash bonuses.

The Leadership Development and Compensation Committee may also pay other discretionary bonuses unrelated to our annual cash bonus program. In 2014, Omid Kordestani transitioned from an advisory role to be our Senior Vice President and Chief Business Officer. As an inducement, we paid Omid a sign-on bonus of $5.0 million in 2014. The award is shown in the table below as well as in the Summary Compensation Table under the “Bonus” column.

In March 2015, the Leadership Development and Compensation Committee changed the compensation structure for Google’s Senior Vice Presidents. The new structure eliminates annual cash bonuses beginning in 2016 (for the 2015 performance year), shifting to a pay model that includes only an annual base salary and biennial equity grants. This change does not apply to Larry, Sergey, and Eric, who are still eligible to receive bonuses (Larry and Sergey typically decline bonuses).

	Annual	Sign-On	Total
	Bonus Program	Bonus	2014 Bonus
	(in millions) ($)	(in millions) ($)	(in millions) ($)
Larry Page	—	—	—
Sergey Brin	—	—	—
Eric E. Schmidt	6.0	—	6.0
Patrick Pichette	3.0	—	3.0
David C. Drummond	3.5	—	3.5
Omid Kordestani	1.5	5.0	6.5

Equity

Under our 2012 Stock Plan, the Leadership Development and Compensation Committee can grant stock options, GSUs, restricted stock, and other equity awards. Our current practice is to grant only GSUs as equity awards to Googlers, including our named executive officers. We do not grant stock options at this time, although our practice may change in the future.

Larry and Sergey have voluntarily elected to only receive nominal cash compensation. Equity awards to our other named executive officers (other than Eric) are granted biennially and generally vest over four years. In March 2015, the Leadership Development and Compensation Committee changed the equity vesting schedule for biennial equity grants to a pro-rata quarterly vest over a four year period (from a four year cliff vest). The change will apply to future biennial grants for Google’s Senior Vice Presidents. This change does not apply to Larry, Sergey, and Eric. In light of Patrick’s announcement to retire as CFO and in order to ensure a smooth transition to the new CFO, the Leadership Development and Compensation Committee approved in March 2015 to pay out (on a pro-rata basis) the outstanding biennial equity grants that were scheduled to cliff vest in April 2016 and April 2018, based on the time Patrick will have provided services to the company.

Granting every two years allows us to incorporate longer performance periods into our equity decisions and encourages executives to take a long-term view of the business. We intend to make the next scheduled biennial grants in 2016. Eric’s award is intended to be granted every four years, and vests quarterly over four years.

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Biennial equity awards make it difficult to communicate intended annual award levels since we are required to disclose the full at-grant value of all equity awards. Therefore, we supplement the required disclosures with the intended annualized award level for each biennial grant (see table below for 2014 equity awards). Patrick, David, and Omid’s biennial grants are annualized over two years, while Eric’s award, which is intended to be granted every four years, is annualized over four years.

		Annualized
	Total Value of	Target Value of	Total Value of
	Standard Equity	Standard Equity	One-Time Equity	Number of
	Awards Granted	Awards Granted	Awards Granted	Total GSUs
	in 2014	in 2014	in 2014	Granted
Name	(in millions) ($)	(in millions) ($)	(in millions) ($)	(#)
Larry Page	—	—	—	—
Sergey Brin	—	—	—	—
Eric E. Schmidt(1)	100.0	25.0	—	87,862
Patrick Pichette(2)	40.0	20.0	—	70,788
David C. Drummond(3)	40.0	20.0	—	70,788
Omid Kordestani(4)	60.0	30.0	65.0	225,588

(1)	Eric’s GSUs were granted on February 5, 2014, and vest as follows: (i) 1/16th of GSUs will vest on May 25, 2015 and (ii) 1/16th of GSUs will vest quarterly thereafter until units are fully vested, subject to continued employment on such vesting dates. The exact number of GSUs comprising the equity award was calculated by dividing the target GSU grant value by the closing price of our pre-Stock Split (as defined below) Class A common stock on February 4, 2014. All equity awards are rounded up to the nearest whole share. See the Summary Compensation Table for the aggregate grant date fair value of each GSU award, computed in accordance with FASB ASC Topic 718.

(2)	Patrick’s GSUs were granted on August 6, 2014. The exact number of GSUs comprising the equity award was calculated by dividing the target GSU grant value by the closing price of our Class C capital stock on August 5, 2014. All equity awards are rounded up to the nearest whole share. See the Summary Compensation Table for the aggregate grant date fair value of each GSU award, computed in accordance with FASB ASC Topic 718. 100% of these GSUs are scheduled to vest on April 25, 2018, but in light of Patrick’s announcement to retire as CFO and in order to ensure a smooth transition to the new CFO, the Leadership Development and Compensation Committee approved to pay out (on a pro-rata basis) his outstanding biennial equity grants, based on the time Patrick will have provided services to the company.

(3)	David’s GSUs were granted on August 6, 2014, and vest as follows: 100% of these GSUs will vest on April 25, 2018, subject to continued employment on such vesting date. The exact number of GSUs comprising the equity award was calculated by dividing the target GSU grant value by the closing price of our Class C capital stock on August 5, 2014. All equity awards are rounded up to the nearest whole share. See the Summary Compensation Table for the aggregate grant date fair value of each GSU award, computed in accordance with FASB ASC Topic 718.

(4)	Omid’s GSUs were granted on November 5, 2014, and vest as follows: 108,282 of these GSUs will vest on April 25, 2018, subject to continued employment on such vesting date and 117,306 of these GSUs will vest 1/13th quarterly over three years and three months, with the first vesting event occurring on December 25, 2014, subject to continued employment on such vesting dates. The exact number of GSUs comprising the equity award was calculated by dividing the target GSU grant value by the closing price of our Class C capital stock on November 4, 2014. All equity awards are rounded up to the nearest whole share. See the Summary Compensation Table for the aggregate grant date fair value of each GSU award, computed in accordance with FASB ASC Topic 718.

In 2014, the Leadership Development and Compensation Committee granted a $60.0 million biennial equity award and a one-time $65.0 million supplemental equity award to Omid upon his return to Google’s management team. The supplemental award is intended to provide interim cash flows until Omid’s initial biennial equity award vests.

Larry and Sergey did not hold any stock options, GSUs or other contingent stock rights at the end of 2014. The Leadership Development and Compensation Committee will continue to review their compensation on an ongoing basis and may recommend future equity awards.

Section 5—Other Compensation Information

The first four sections of this CD&A describe how we think about compensation and how that affects our pay practices. Other compensation-related details that may be important considerations for our investors are discussed below.

Risk Considerations

The Leadership Development and Compensation Committee reviewed our compensation programs for employees and concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the company.

The Leadership Development and Compensation Committee believes that the design of our annual and long-term incentives provides an effective and appropriate mix, ensuring performance is focused on long-term value creation and discouraging short-term risks

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at the expense of long-term results. In general, we cap cash bonus opportunities for our employees and we retain discretion to pay smaller bonuses (or pay no bonuses) based on any factor that we determine to be appropriate in the circumstances. As with the compensation of our named executive officers, a substantial portion of the compensation for employees generally is delivered in the form of equity awards that further align the interests of employees with those of stockholders.

The Leadership Development and Compensation Committee believes that the following risk oversight and compensation design features safeguard against excessive risk-taking:

•	The board of directors as a whole has responsibility for risk oversight, regularly reviewing reports on the deliberations of board committees. In addition, the board reviews the strategic, financial, and execution risks and exposures associated with the financial, operational, and capital decisions that serve as inputs to our compensation programs

•	The majority of compensation provided to our named executive officers is performance-based. Our named executive officers are motivated to carefully assess risks in order to protect their compensation expectations

•	Through discussions with our CEO, the Leadership Development and Compensation Committee gains insight into a reasonable range of future company performance expectations. The information is incorporated into decisions regarding annual cash bonuses and equity awards to our named executive officers

•	To ensure a long-term focus, annual performance-based cash bonuses represent a small portion of the named executive officers’ total compensation opportunities relative to equity

•	The Leadership Development and Compensation Committee takes into account individual performance when determining the amount of annual bonuses paid to named executive officers

•	Given that a high percentage of our overall pay mix for named executive officers is equity-based:

–	Our annual bonus program is designed to reward focus on long-term stockholder value. At the same time, our use of equity awards subject to vesting conditions mitigates the potential for decisions that benefit short-term results but that may not be consistent with our long-term interests.

–	Equity awards typically vest over a four-year vesting period to ensure our named executive officers have significant value tied to long-term stock price performance

–	Our named executive officers are subject to minimum stock ownership requirements. This ensures that each named executive officer will hold a significant amount of our equity to further align his interests with those of our stockholders over the long term.

–	We prohibit all speculative and hedging transactions involving our securities. As a result, our executive officers cannot insulate themselves from the effects of poor stock price performance.

–	We have internal controls over financial reporting, the measurement and calculation of performance relative to goals, and other financial, operational, and compliance policies and practices designed to protect our compensation programs from manipulation by any employee, including our named executive officers.

Timing of Equity Award Grants

The effective grant date for all ongoing equity awards to employees (including named executive officers), members of our board of directors, and non-employee advisors is the first Wednesday of the month following the date on which the Leadership Development and Compensation Committee approves the target dollar value of the equity award, unless otherwise specified by our board of directors or the Leadership Development and Compensation Committee.

The Leadership Development and Compensation Committee does not grant equity compensation awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates.

Minimum Stock Ownership Guidelines

To align our named executive officers’ and directors’ interests with those of our stockholders, the board of directors has instituted minimum stock ownership requirements under our Corporate Governance Guidelines.

In April 2014, our board of directors approved revising our requirements as follows: (i) our founders, CEO, and Executive Chairman shall each own Google stock worth at least $14.0 million; (ii) each Senior Vice President shall own Google stock worth at least $4.0 million; and (iii) each director shall own Google stock worth at least $750,000.

Executive officers have five years from hire or promotion to the Senior Vice President level to comply with the stock ownership requirements. Each director has five years from the time he or she becomes a director to comply with these ownership requirements.

All of our named executive officers and directors either met the applicable minimum stock ownership guidelines as of December 31, 2014 or were within the time period noted above to come into compliance with these requirements.

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Transactions in Company Securities

We have an insider trading policy, which prohibits employees, officers, and directors from engaging in any speculative or hedging transactions in our securities. We prohibit hedging transactions such as puts, calls, collars, swaps, forward sale contracts, exchange funds, and similar arrangements or instruments designed to hedge or offset decreases in the market value of Google’s securities. No employee, including named executive officers, or director may engage in short sales of Google securities, hold Google securities in a margin account, or pledge Google securities as collateral for a loan.

Post-Employment and Change in Control Payments

We have no agreements with named executive officers that provide for additional or accelerated compensation upon termination of the executive’s employment or a change in control of Google, except as set forth below.

Upon a change in control of Google and, unless our board of directors or Leadership Development and Compensation Committee determines otherwise, if the successor corporation does not assume or substitute the equity awards held by our employees, including our named executive officers, all unvested stock options and unvested GSUs will fully vest.

The table below shows our estimates of the value each of our named executive officers would have received if their unvested stock options and unvested GSUs as of December 31, 2014 had become fully vested as a result of a change in control. The estimated benefit amount of unvested stock options was calculated by multiplying the number of unvested stock options held by the applicable named executive officer by the difference between the closing prices of our Class A common stock or Class C capital stock on December 31, 2014, which were $530.66 per share and $526.40 per share, respectively, and the exercise price of the option. The estimated benefit amount of unvested GSUs was calculated by multiplying the number of unvested GSUs by the closing price of our Class A common stock or Class C capital stock on December 31, 2014, which were $530.66 per share and $526.40 per share, respectively.

		Estimated Benefit		Estimated
	Number of Unvested	of Unvested	Number of Unvested	Benefit of	Total
	Stock Options at	Stock Options at	GSUs at	Unvested GSUs at	Estimated
	December 31, 2014	December 31, 2014	December 31, 2014	December 31, 2014	Benefit
Name	(#)	($)	(#)	($)	($)
Larry Page	—	—	—	—	—
Sergey Brin	—	—	—	—	—
Eric E. Schmidt	15,154	3,372,220	188,522	99,639,533	103,011,753
Patrick Pichette	152,972	32,716,684	147,276	77,689,006	110,405,690
David C. Drummond	121,848	26,150,922	131,714	69,464,022	95,614,944
Omid Kordestani	—	—	216,565	113,999,816	113,999,816

Deductibility of Executive Compensation

Section 162(m) of the Code may preclude us from deducting certain compensation in excess of $1.0 million per year to our named executive officers, unless such compensation meets the requirements of “qualified performance-based compensation” under Section 162(m). The annual cash bonuses paid to our named executive officers for the 2014 fiscal year were not designed to, and do not, meet the requirements of “qualified performance-based compensation.” Therefore, each such bonus will not be deductible for federal income tax purposes to the extent that it, when combined with other 2014 compensation for the applicable named executive officer that does not meet such requirements (e.g., base salary, GSUs that vested and were settled in 2014), exceeds $1.0 million.

Perquisites and Other Benefits

Like all Googlers, our named executive officers are eligible to participate in various employee benefit plans, such as medical, dental, and vision care plans, flexible spending accounts for health and dependent care, life, accidental death and dismemberment, disability, and travel insurance, survivor income benefit, employee assistance programs (e.g., confidential counseling), and paid time off. As with our other employees, we also paid life insurance premiums for the benefit of our named executive officers (other than Larry and Sergey).

In addition, we maintain a tax qualified 401(k) retirement savings plan that contains both a pre-tax and an after-tax Roth savings feature for the benefit of eligible employees, including our named executive officers. In 2014, we provided a company match equal to the greater of 100% of contributions up to $3,000, or 50% of the maximum contribution under the Code in 2014 ($17,500) for a maximum match of $8,750, per employee, which our named executive officers (other than Larry and Sergey) also received. Our company match is fully vested at the time of contribution. Participants are not taxed on their pre-tax contributions or earnings

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on those contributions until distribution, but pre-tax contributions and all company matching contributions are deductible by us when made. Participants are taxed on their after-tax Roth contributions, and all company matching contributions and after-tax Roth contributions are deductible by us when made.

In 2014, we paid for personal security for Eric and incremental costs related to the personal use of non-commercial aircraft for Eric, David, and Omid. Pursuant to our Non-Commercial Aircraft Policy, executives and their guests may use company aircraft with appropriate approvals and pay tax on any associated imputed income.

Deferred Compensation Plan

We maintain a non-qualified deferred compensation plan for most of our U.S.-based employees. Patrick, our CFO, is not eligible to participate in the deferred compensation plan. The plan allows participants to defer a specified percentage (up to 100%) of their bonus for a period of three, four, or five years, subject to certain exceptions. The deferred compensation plan is unfunded and unsecured, and participation is voluntary. We do not provide any matching contributions to the deferred compensation plan.

In 2014, Eric was the only named executive officer to defer his bonus under this plan. See the Non-Qualified Deferred Compensation table on page 42 of this proxy statement for further information regarding Eric’s bonus deferral.

No Additional Executive Benefit Plans

Since we do not generally differentiate the benefits we offer our named executive officers from the benefits we offer our other employees, we do not maintain any benefit plans that cover only select named executive officers. We also do not maintain any executive retirement programs such as executive pension plans or supplemental executive retirement plans.

Leadership Development and Compensation Committee Report

The Leadership Development and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the Leadership Development and Compensation Committee recommended to our board of directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and this proxy statement.

LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE

Paul S. Otellini, Chair
L. John Doerr
K. Ram Shriram

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Summary Compensation Table

The following table sets forth information regarding the compensation paid to, or earned by, our named executive officers for the fiscal year ended December 31, 2014.

										Non-Qualified
									Non-Equity	Deferred
Name and						Stock		Option	Incentive Plan	Compensation	All Other
Principal		Salary(1)		Bonus(2)		Awards(3)		Awards(4)	Compensation	Earnings(5)	Compensation(6)		Total
Position	Year	($)		($)		($)		($)	($)	($)	($)		($)
Larry Page(7)	2014	1		—		—		—	—	—	—		1
Chief Executive	2013	1		—		—		—	—	—	—		1
Officer, Co-Founder	2012	1		—		—		—	—	—	—		1
Sergey Brin(7)	2014	1		—		—		—	—	—	—		1
Co-Founder	2013	1		—		—		—	—	—	—		1
	2012	1		—		—		—	—	—	—		1
Eric E. Schmidt	2014	1,250,000		6,000,000		100,443,838		—	—	—	996,934	(8)	108,690,772
Executive	2013	1,250,000		6,000,000		11,365,184		—	—	—	708,196		19,323,380
Chairman of	2012	1,250,000		6,000,000		—		—	—	35,320	343,304		7,628,624
the Board of
Directors
Patrick Pichette	2014	650,000		3,000,000		40,092,200		—	—	—	15,284		43,757,484
Senior Vice	2013	650,000		3,000,000		1,489,917		—	—	—	13,159		5,153,076
President and	2012	650,000		2,800,000		21,964,757		13,314,569	—	—	11,780		38,741,106
Chief Financial
Officer
David C.	2014	650,000		3,500,000		40,092,200			—	—	16,688		44,258,888
Drummond	2013	650,000		3,000,000		1,134,369			—	—	13,289		4,797,658
Senior Vice	2012	650,000		3,300,000		17,022,655		10,318,728	—	—	10,475		31,301,858
President,
Corporate
Development,
Chief Legal
Officer, and
Secretary
Omid	2014	237,500	(9)	6,500,000	(10)	123,153,001	(11)	—	—	—	12,551		129,903,052
Kordestani
Senior Vice
President and
Chief Business
Officer

(1)	Salaries reflect amounts earned by the named executive officers in the relevant fiscal year. Includes amounts deferred pursuant to Section 401(k) of the Code.

(2)	The amounts in the Bonus column consist of the annual cash bonuses paid to named executive officers for performance in the relevant fiscal year. Includes amounts deferred pursuant to Section 401(k) of the Code. For Eric, also includes amounts deferred pursuant to our non-qualified deferred compensation plan.

(3)	Amounts reflect the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718 and are not necessarily an indication of actual gains from previously granted equity awards. The grant date fair value of each GSU award is measured based on the closing price of our Class A common stock or Class C capital stock, as applicable, on the date of grant.

(4)	Amounts reflect the aggregate grant date fair value of option awards as well as any modification charge computed in accordance with FASB ASC Topic 718 and are not necessarily an indication of actual gains from previously granted equity awards. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes-Merton option pricing model. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of our stock options, refer to notes 1 and 12 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC on February 9, 2015.

(5)	Represents the portion of earnings under our deferred compensation plan that is considered to be “above-market” earnings under applicable SEC rules.

(6)	All other compensation generally consists of Google’s 401(k) company match of up to $8,750, life insurance premiums paid by Google for the benefit of the named executive officer, personal use of company aircraft, and the market value of a holiday gift given to each employee, net of tax withholding, unless otherwise noted. The aggregate incremental cost of personal use of the company aircraft is calculated based on a cost-per-flight-hour charge developed by a nationally recognized and independent service. The charge reflects the direct operating cost of the aircraft, including fuel, additives and lubricants, an allocable allowance for airframe, engine and APU maintenance and restoration, crew travel expenses, on board catering, and trip-related landing/hangar/ramp fees and parking costs. This charge does not include any fixed costs that do not change based on usage, such as pilots’ and other employees’ salaries, home hanger expenses, and general taxes and insurance.

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(7)	Larry and Sergey each receive $1 in base salary and do not participate in our cash bonus program or our equity programs.

(8)	Includes $303,142 for personal security and $672,400 for personal use of aircraft chartered by Google for an annual conference.

(9)	Omid’s annual base salary is prorated for service between August 1, 2014 and December 31, 2014.

(10)	Consists of $5,000,000 of sign-on bonus and $1,500,000 of prorated annual bonus for performance between August 1, 2014 and December 31, 2014.

(11)	Consists of a sign-on grant of 117,306 Class C GSUs and a biennial grant of 108,282 Class C GSUs, both awarded to Omid on November 5, 2014.

Grants of Plan-Based Awards in 2014

The following table provides information regarding the amount of equity awards granted in 2014 for each of the named executive officers.

			Equity Grants(1)
		Date of	All Other Stock
		Approval	Awards: Number of		Grant Date Fair
		of Equity	Share of Stock or		Value of Stock
	Grant	Awards by	Units		Awards
Name	Date	Committee	(#)		($)
Larry Page	—	—	—		—
Sergey Brin	—	—	—		—
Eric E. Schmidt	2/5/2014	1/29/2014	87,862	(2)	100,443,838
Patrick Pichette	8/6/2014	7/16/2014	70,788	(3)	40,092,200
David C. Drummond	8/6/2014	7/16/2014	70,788	(3)	40,092,200
Omid Kordestani	11/5/2014	10/2/2014	108,282	(4)	59,113,309
	11/5/2014	10/2/2014	117,306	(4)	64,039,692

(1)	Stock awards (GSUs) are shown at their aggregate grant date fair value computed in accordance with FASB ASC Topic 718. On April 2, 2014, we distributed shares of Class C capital stock as a dividend to our holders of Class A and Class B common stock (Stock Split). The fair value of each GSU award is measured based on the closing price of our Class A common stock or Class C capital stock, as applicable, on the grant date.

(2)	The exact number of GSUs comprising the equity award was calculated by dividing the target GSU grant value by the closing price of our pre-Stock Split Class A common stock on February 4, 2014.

(3)	The exact number of GSUs comprising the equity award was calculated by dividing the target GSU grant value by the closing price of our Class C capital stock on August 5, 2014.

(4)	The exact number of GSUs comprising the equity award was calculated by dividing the target GSU grant value by the closing price of our Class C capital stock on November 4, 2014.

Description of Plan-Based Awards

The GSUs granted to Eric in fiscal year 2014 were granted under the 2004 Stock Plan and are governed by the terms of the 2004 Stock Plan and the applicable award agreements. All GSUs granted to the remaining named executive officers in fiscal year 2014 were granted under the 2012 Stock Plan and are governed by the terms of the 2012 Stock Plan and the applicable award agreements. See pages 33-34 of this proxy statement for more information about these GSUs and footnotes 3, 8, and 12 to the Outstanding Equity Awards at 2014 Fiscal Year-End table below for a description of the vesting schedule of the GSUs reported in the Grant of Plan-Based Awards in 2014 table above.

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Outstanding Equity Awards at 2014 Fiscal Year-End

The following table provides information on the current holdings of Class A and Class C stock options and unvested GSUs by our named executive officers at December 31, 2014.

			Option Awards				Stock Awards
			Number of	Number of			Number of	Market Value
			Securities	Securities			Shares or Units	of Shares
			Underlying	Underlying	Option		of Stock That	or Units of Stock
			Unexercised	Unexercised	Exercise	Option	Have Not	That Have Not
	Grant		Options (#)	Options (#)	Price(1)	Expiration	Vested	Vested(2)
Name	Date		Exercisable	Unexercisable	($)	Date	(#)	($)
Larry Page	—		—	—	—	—	—	—
Sergey Brin	—		—	—	—	—	—	—
Eric E. Schmidt	2/5/2014	(3)	—	—	—	—	87,862	46,250,557
	2/5/2014	(3)	—	—	—	—	87,862	46,624,849
	9/4/2013	(4)	—	—	—	—	517	272,149
	9/4/2013	(4)	—	—	—	—	517	274,351
	9/4/2013	(5)	—	—	—	—	199	104,754
	9/4/2013	(5)	—	—	—	—	199	105,601
	2/2/2011	(6)	174,263	7,577	306.61	2/2/2021	—	—
	2/2/2011	(6)	174,263	7,577	305.39	2/2/2021	—	—
	2/2/2011	(7)	—	—	—	—	5,683	2,991,531
	2/2/2011	(7)	—	—	—	—	5,683	3,015,741
Patrick Pichette	8/6/2014	(8)	—	—	—	—	70,788	37,262,803
	4/4/2012	(9)	—	60,517	318.21	4/4/2022	—	—
	4/4/2012	(9)	—	60,517	316.94	4/4/2022	—	—
	4/4/2012	(10)	—	8,646	318.21	4/4/2022	—	—
	4/4/2012	(10)	—	8,646	316.94	4/4/2022	—	—
	4/4/2012	(9)	—	—	—	—	30,259	15,928,338
	4/4/2012	(9)	—	—	—	—	30,259	16,057,241
	4/4/2012	(10)	—	—	—	—	4,323	2,275,627
	4/4/2012	(10)	—	—	—	—	4,323	2,294,043
	4/6/2011	(11)	—	7,323	287.66	4/6/2021	—	—
	4/6/2011	(11)	—	7,323	286.52	4/6/2021	—	—
	4/6/2011	(11)	—	—	—	—	3,662	1,943,277
	4/6/2011	(11)	—	—	—	—	3,662	1,927,677
David C. Drummond	8/6/2014	(8)	—	—	—	—	70,788	37,262,803
	4/4/2012	(9)	—	44,955	318.21	4/4/2022	—	—
	4/4/2012	(9)	—	44,955	316.94	4/4/2022	—	—
	4/4/2012	(10)	—	8,646	318.21	4/4/2022	—	—
	4/4/2012	(10)	—	8,646	316.94	4/4/2022	—	—
	4/4/2012	(9)	—	—	—	—	22,478	11,832,419
	4/4/2012	(9)	—	—	—	—	22,478	11,928,175
	4/4/2012	(10)	—	—	—	—	4,323	2,275,627
	4/4/2012	(10)	—	—	—	—	4,323	2,294,043
	4/6/2011	(11)	21,965	7,323	287.66	4/6/2021	—	—
	4/6/2011	(11)	21,965	7,323	286.52	4/6/2021	—	—
	4/6/2011	(11)	—	—	—	—	3,662	1,943,277
	4/6/2011	(11)	—	—	—	—	3,662	1,927,677
	12/1/2010		9,998	—	282.74	12/1/2020	—	—
	12/1/2010		9,998	—	281.61	12/1/2020	—	—
	3/9/2009		30,000	—	154.59	3/1/2017	—	—
	3/9/2009		30,000	—	153.98	3/1/2017	—	—
	3/4/2009		34,138	—	159.78	3/4/2019	—	—
	3/4/2009		34,138	—	159.14	3/4/2019	—	—

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			Option Awards				Stock Awards
			Number of	Number of			Number of	Market Value
			Securities	Securities			Shares or Units	of Shares
			Underlying	Underlying	Option		of Stock That	or Units of Stock
			Unexercised	Unexercised	Exercise	Option	Have Not	That Have Not
	Grant		Options (#)	Options (#)	Price(1)	Expiration	Vested	Vested(2)
Name	Date		Exercisable	Unexercisable	($)	Date	(#)	($)
Omid Kordestani	11/5/2014	(8)	—	—	—	—	108,283	57,000,171
	11/5/2014	(12)	—	—	—	—	108,282	56,999,645
	3/9/2009		12,789	—	154.59	3/1/2017	—	—
	3/9/2009		12,789	—	153.98	3/1/2017	—	—

(1)	The option exercise prices have been retroactively adjusted to reflect the Stock Split.
(2)	The market value of unvested GSUs is calculated by multiplying the number of unvested GSUs held by the applicable named executive officer by the closing price of our Class A common stock or Class C capital stock, as applicable, on December 31, 2014, which were $530.66 per share and $526.40 per share, respectively.
(3)	These GSUs vest as follows: (i) 1/16th of GSUs will vest on May 25, 2015 and (ii) 1/16th of GSUs will vest quarterly thereafter until units are fully vested, subject to continued employment on such vesting dates.
(4)	These GSUs vest as follows: (i) 5/8th of GSUs vested on September 25, 2013, (ii) 1/16th of GSUs vested on November 2, 2013, and (iii) 1/16th of GSUs will vest quarterly thereafter until units are fully vested, subject to continued employment on such vesting dates.
(5)	These GSUs vest as follows: (i) 31/48th of GSUs vested on September 25, 2013, (ii) 1/48th of GSUs vested on October 2, 2013, and (iii) 1/48th of GSUs will vest monthly thereafter until units are fully vested, subject to continued employment on such vesting dates.
(6)	Shares subject to this option vest as follows: (i) 1/4th of shares vested on February 2, 2012 and (ii) 1/48th of shares vest monthly thereafter until the option is fully vested, subject to continued employment on such vesting dates.
(7)	These GSUs vest as follows: (i) 1/4th of GSUs vested on February 2, 2012 and (ii) 1/16th of GSUs vest quarterly thereafter until units are fully vested, subject to continued employment on such vesting dates.
(8)	100% of these GSUs will vest on April 25, 2018, but in light of Patrick’s announcement to retire as CFO and in order to ensure a smooth transition to the new CFO, the Leadership Development and Compensation Committee approved to pay out (on a pro-rata basis) his outstanding biennial equity grants, based on the time Patrick will have provided services to the company.
(9)	100% of the equity award will vest on April 25, 2016, but in light of Patrick’s announcement to retire as CFO and in order to ensure a smooth transition to the new CFO, the Leadership Development and Compensation Committee approved to pay out (on a pro-rata basis) his outstanding biennial equity grants, based on the time Patrick will have provided services to the company.
(10)	100% of the equity award will vest on April 25, 2015, subject to continued employment on such vesting date.
(11)	This equity award vests as follows: (i) 1/48th of shares vested on January 6, 2012 and (ii) 1/48th of shares vest each month thereafter until the award is fully vested, subject to continued employment on such vesting dates.
(12)	These GSUs vest as follows: 1/13th of GSUs vest quarterly starting on December 25, 2014, subject to continued employment on such vesting dates.

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Option Exercises and Stock Vested in Fiscal 2014

The following table provides information for the named executive officers on stock option exercises and vested stock awards during the year ended December 31, 2014, including the number of shares acquired upon exercise and on vesting and the value realized upon exercise and on vesting.

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise(1)	Acquired on Vesting	on Vesting(2)
Name	(#)	($)	(#)	($)
Larry Page	—	—	—	—
Sergey Brin	—	—	—	—
Eric E. Schmidt	—	—	45,483	29,360,445
Patrick Pichette	31,753	10,644,750	17,971	11,374,669
David C. Drummond	—	—	10,738	6,712,679
Omid Kordestani	—	—	9,023	4,771,092

(1)	The value realized on exercise is calculated as the product of (a) the number of shares of Class A common stock or Class C capital stock, as applicable, for which the stock options were exercised and (b) the excess of the closing price of our Class A common stock or Class C capital stock, as applicable, on the NASDAQ Global Select Market on the date of the exercise over the applicable exercise price per share of the stock options.

(2)	The value realized on vesting is calculated as the product of (a) the number of shares of Class A common stock or Class C capital stock, as applicable, underlying the GSUs that vested and (b) the closing price of our Class A common stock or Class C capital stock, as applicable, on the NASDAQ Global Select Market on the day before vesting.

Non-Qualified Deferred Compensation

The following table provides information about contributions, earnings, and balances under our non-qualified deferred compensation plan in fiscal year 2014. We do not provide matching contributions to the deferred compensation plan, and in fiscal year 2014 there were no withdrawals by or distributions to our named executive officers.

	Executive Contributions		Aggregate Earnings	Aggregate Balance at
	in 2014(1)		in 2014(2)	December 31, 2014(3)
Name	($)		($)	($)
Larry Page	—		—	—
Sergey Brin	—		—	—
Eric E. Schmidt	5,704,571	(4)	457,395	20,714,563
Patrick Pichette	—		—	—
David C. Drummond	—		—	—
Omid Kordestani	—		—	—

(1)	The amount reported under Executive Contributions in 2014 is the amount that the named executive officers elected to defer under our non-qualified deferred compensation plan. This amount represents compensation earned by Eric in 2014 and is therefore also reported as compensation to Eric in the Summary Compensation Table on page 38 of this proxy statement.

(2)	The amount reported under Aggregate Earnings in 2014 shows the net amount credited to Eric’s account as a result of the performance of the investment vehicle in which his account was deemed invested. This amount does not represent “above-market” earnings, and thus is not reported in the Summary Compensation Table on page 38 of this proxy statement.

(3)	Column Aggregate Balance at December 31, 2014 shows the amount of the non-qualified deferred compensation account balance at the end of 2014 for Eric, of which $14,552,597 represent the amount previously reported as Aggregate Balance at December 31, 2013 in the 2014 proxy statement.

(4)	Eric elected to contribute 100% of his 2014 bonus, net of applicable withholdings, the amount of which was determined and paid in February 2015.

Our deferred compensation plan is unfunded and unsecured, and participation is voluntary. Most U.S.-based employees are eligible to participate in the deferred compensation plan. Patrick, our CFO, is not eligible to participate in the deferred compensation plan. The plan allows participants to defer a specified percentage (up to 100%) of their bonus for a period of three, four or five years, subject to certain exceptions. During the deferral period, the deferred amounts are hypothetically or “notionally” invested in one or more investments funds selected by the committee administering the deferred compensation plan. Each participant’s account is adjusted for gains or losses at least annually based on the rate of gain or loss on the assets in each notional investment fund. We do not guarantee any returns on participant contributions. If a participant’s employment terminates, distribution is made in the form of a lump sum following termination.

In 2014, Eric was the only named executive officer to defer his bonus under this plan.

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Potential Payments Upon Termination or Change in Control

We have no agreements with any of our named executive officers that provide for additional or accelerated compensation on the termination of the executive’s employment or a change in control of Google, except as set forth under “Post-Employment and Change in Control Payments” on page 36 of this proxy statement.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes our equity compensation plan information as of December 31, 2014. Information is included for equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders. We will not grant equity awards in the future under any of the equity compensation plans not approved by our stockholders included in the table below.

		(a)		(b)	(c)
		Common Shares to		Weighted-average	Common Shares
		be Issued		Exercise Price	Available for Future
	Class of	Upon Exercise of		of Outstanding	Issuance Under Equity
	Common	Outstanding		Options and	Compensation Plans
	Stock/Capital	Options and		Rights(1)	(Excluding Securities
Plan Category	Stock	Rights(#)		($/Share)	Reflected in Column (a))(#)
Equity compensation plans approved by our stockholders	Class A	9,895,297	(2)	215.50	—	(3)
Equity compensation plans approved by our stockholders	Class B	—		—	—
Equity compensation plans approved by our stockholders	Class C	21,722,747	(4)	215.61	17,525,225	(5)
Equity compensation plans not approved by our stockholders	Class A	99,473	(6)	216.72	—
Equity compensation plans not approved by our stockholders	Class C	99,809	(7)	215.25	—
Total	Class A	9,994,770		215.54	—
Total	Class B	—		—	—
Total	Class C	21,822,556		215.60	17,525,225	(5)
Total	Class A and	9,994,770		215.54	—
	Class B
Total	Class A, Class B, and Class C	31,817,326		215.57	17,525,225	(5)

(1)	The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding GSUs, which have no exercise price.

(2)	Consists of stock options to purchase 3,564,901 shares, and GSUs representing the right to acquire 6,330,396 shares of our Class A common stock outstanding under our 2004 Stock Plan.

(3)	Our 2004 Stock Plan expired in April 2014. No further grants may be made under the 2004 Stock Plan.

(4)	Consists of (i) 9,809,637 shares of Class C capital stock to be issued upon exercise of outstanding stock options and vesting of outstanding GSUs that were distributed as a dividend to the issued and outstanding Class A stock options and GSUs in April 2014 in connection with the Stock Split; and (ii) 11,913,110 shares of Class C capital stock to be issued upon conversion of GSUs that were granted under our 2012 Stock Plan during 2014.

(5)	Consists of shares of Class C capital stock authorized to be issued pursuant to the Google Inc. 2012 Stock Plan, which was approved by our stockholders at the 2012 Annual Meeting of Stockholders.

(6)	Consists of shares of Class A common stock to be issued upon exercise of outstanding stock options and vesting of outstanding restricted stock units under the following plans which have been assumed by us in connection with certain of our acquisition transactions: the 2005 Stock Incentive Plan assumed by us in connection with our acquisition of DoubleClick Inc. in March 2008; the 2006 Stock Plan assumed by us in connection with our acquisition of AdMob, Inc. in May 2010; and the Motorola Mobility Holdings, Inc. 2011 Incentive Compensation Plan assumed by us in connection with our acquisition of Motorola Mobility Holdings, Inc. in May 2012. No further grants may be made under any of these plans.

(7)	Consists of shares of Class C capital stock to be issued upon exercise of outstanding stock options and vesting of outstanding GSUs that were distributed as a dividend to the issued and outstanding Class A stock options and GSUs in April 2014 in connection with the Stock Split under the following plans which have been assumed by us in connection with certain of our acquisition transactions: the 2005 Stock Incentive Plan assumed by us in connection with our acquisition of DoubleClick Inc. in March 2008; the 2006 Stock Plan assumed by us in connection with our acquisition of AdMob, Inc. in May 2010; and the Motorola Mobility Holdings, Inc. 2011 Incentive Compensation Plan assumed by us in connection with our acquisition of Motorola Mobility Holdings, Inc. in May 2012. No further grants may be made under any of these plans.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accounting Fees and Services

The following table sets forth all fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP during the years ended December 31, 2013 and 2014 (in thousands):

	2013	2014
Audit Fees(1)	$13,666	$13,865
Audit-Related Fees(2)	2,291	1,742
Tax Fees(3)	3,416	5,180
Other Fees(4)	688	72
Total Fees	$20,061	$20,859

(1)	Audit Fees: This category represents fees for professional services provided in connection with the audit of our financial statements, audit of our internal control over financial reporting, review of our quarterly financial statements, and audit services provided in connection with other regulatory or statutory filings for which we have engaged Ernst & Young LLP.

(2)	Audit-Related Fees: This category consists primarily of attest services related to information systems.

(3)	Tax Fees: This category consists of tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

(4)	Other Fees: This category consists of fees for services other than the services reported in audit fees, audit-related fees, and tax fees.

The Audit Committee considered whether the provision of services other than audit services is compatible with maintaining Ernst & Young LLP’s independence.

Pre-Approval Policies and Procedures

All audit and non-audit services provided by Ernst & Young LLP to us must be pre-approved in advance by our Audit Committee unless the following conditions are met:

•	The service is one of a set of permitted services that the independent auditor is allowed to provide;

•	The total amount of such permitted service is less than or equal to $100,000; and

•	The services are reported to the Audit Committee and approved prior to the completion of the annual audit.

In March 2015, the Audit Committee amended the second condition above by increasing the total amount of permitted services from less than or equal to $100,000 to less than or equal to $500,000.

All other services must be pre-approved by either the Audit Committee or an authorized delegate of the Audit Committee prior to commencing such services. If pre-approval is obtained from a delegate of the Audit Committee, the service may commence, provided that the service is presented to the Audit Committee for approval at the next scheduled meeting.

All services provided to us by Ernst & Young LLP in 2013 and 2014 were pre-approved by the Audit Committee.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the board of directors of Google is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of the NASDAQ Stock Market and the SEC. The Audit Committee operates pursuant to a charter that is available on the Investor Relations section of our website at http://investor.google.com/corporate/board-committees-audit.html.

The Audit Committee oversees Google’s financial reporting process and internal control structure on behalf of the board of directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of Google’s internal control over financial reporting. Google’s independent auditors are responsible for expressing an opinion as to the conformity of Google’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of Google’s internal control over financial reporting.

In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in Google’s Annual Report on Form 10-K for the year ended December 31, 2014. The Audit Committee has also discussed with the independent auditors matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (PCAOB).

The Audit Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the board of directors that the audited consolidated financial statements be included in Google’s Annual Report on Form 10-K for the year ended December 31, 2014.

AUDIT COMMITTEE

Ann Mather, Chair
Diane B. Greene
Alan R. Mulally

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MANAGEMENT PROPOSALS TO BE VOTED ON

Proposal Number 1	Election of Directors

Nominees

The Nominating and Corporate Governance Committee recommended, and the board of directors nominated:

•	Larry Page,	•	Ann Mather,
•	Sergey Brin,	•	Alan R. Mulally,
•	Eric E. Schmidt,	•	Paul S. Otellini,
•	L. John Doerr,	•	K. Ram Shriram, and
•	Diane B. Greene,	•	Shirley M. Tilghman
•	John L. Hennessy,

as nominees for election as members of our board of directors at the Annual Meeting. At the Annual Meeting, eleven directors will be elected to the board of directors.

Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for these nominees, who are all presently directors of Google. In the event that any nominee becomes unavailable or unwilling to serve as a member of our board of directors, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal.

The sections titled “Directors and Executive Officers” and “Director Selection Process and Qualifications” on pages 10-12 and 18-19 of this proxy statement contain more information about the leadership skills and other experiences that caused the Nominating and Corporate Governance Committee and the board of directors to determine that these nominees should serve as directors of Google.

Required Vote

The eleven nominees receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Google Recommendation

Our board of directors recommends a vote FOR the election to the board of directors of each of the abovementioned nominees.

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Proposal Number 2	Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the board of directors has appointed Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2015. During the fiscal year ended December 31, 2014, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain audit-related, tax, and other services. See “Independent Registered Public Accounting Firm” on page 44 of this proxy statement. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Google and our stockholders. If our stockholders do not ratify the appointment, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Required Vote

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 requires the affirmative “FOR” vote of the holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Ernst & Young LLP.

Google Recommendation

Our board of directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

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Proposal Number 3	Approval of an Amendment to Google’s 2012 Stock Plan

At the Annual Meeting, stockholders will be asked to approve an amendment to the Google Inc. 2012 Stock Plan (Plan) to increase the maximum number of shares of our Class C capital stock that may be issued under the Plan.

Our stockholders previously authorized us to issue up to 30,000,000 shares of Class C capital stock under the Plan, subject to adjustment upon certain changes in our capital structure. As of December 31, 2014, 17,525,225 shares of our Class C capital stock remained available for future grant of stock awards under the Plan, a number that the Leadership Development and Compensation Committee and the full board of directors believes to be insufficient to meet our anticipated needs. The Leadership Development and Compensation Committee and the full board of directors believe that in order to successfully attract and retain the best possible candidates, we must continue to offer competitive equity incentive programs.

Therefore, in March 2015, the Leadership Development and Compensation Committee recommended, and in April 2015, the full board of directors adopted, subject to stockholder approval, an amendment to the Plan to increase the share reserve by 17,000,000 shares of Class C capital stock. The amendment would increase the maximum number of shares of Class C capital stock issuable under the Plan from 30,000,000 shares to a total of 47,000,000 shares, subject to adjustment upon certain changes in our capital structure.

Summary of the Plan

The material features of the Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Plan, which is set forth in Appendix A to this proxy statement.

Purpose

Our board of directors originally adopted the Plan in April 2012, and it was subsequently approved by our stockholders in June 2012. The Plan is intended to promote the interests of Google and its subsidiaries (collectively, the Company) and its stockholders by providing the employees and consultants of the Company and members of the board of directors with incentives and rewards to encourage them to continue in the service of the Company and with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

Administration

The Leadership Development and Compensation Committee administers the Plan in accordance with its terms. The Leadership Development and Compensation Committee has full discretionary authority to administer the Plan, including without limitation, the authority to (1) designate the employees and consultants of the Company and members of the board of directors who shall be granted incentive awards under the Plan and the amount, type and other terms and conditions of such incentive awards and (2) interpret and construe any and all provisions of the Plan and the terms of any incentive award (and any agreement evidencing the grant of an incentive award). The Leadership Development and Compensation Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among participants. The Leadership Development and Compensation Committee may delegate to a subcommittee of one or more members of the board of directors or employees of the Company the authority to grant incentive awards, subject to such limitations as the Leadership Development and Compensation Committee shall specify and to the requirements of applicable law.

Eligibility

Any employee or consultant of, or person who renders services directly or indirectly to, the Company and any member of the board of directors is eligible for selection by the Leadership Development and Compensation Committee to receive an incentive award under the Plan (such a person who is selected to receive an incentive award is referred to herein as a participant). As of April 6, 2015, the Company had approximately 55,527 employees and eleven members of the board of directors (including three employee directors).

Shares Subject to the Plan

Currently, the maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the Plan shall not exceed 30,000,000 shares in the aggregate. Currently, the maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the Plan that are intended to be incentive stock options (ISOs) shall not exceed 30,000,000 shares in the aggregate. As of December 31, 2014, 17,525,225 shares of our Class C capital stock remained

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available for future grant of equity awards under the Plan. Assuming Stockholders approve this proposal, a total of 47,000,000 shares of Class C capital stock will have been reserved for issuance pursuant to the Plan. Assuming stockholders approve this proposal, the maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the Plan shall not exceed 47,000,000.

For purposes of these maximum share limitations, shares of Class C capital stock shall only be counted as used to the extent that they are actually issued and delivered to a participant (or such participant’s permitted transferees as described in the Plan) pursuant to the Plan. Accordingly, if an incentive award is settled for cash or if shares of Class C capital stock are withheld to pay the exercise price of a stock option or to satisfy any tax withholding requirement in connection with an incentive award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Class C capital stock that are available for delivery under the Plan. In addition, shares of Class C capital stock related to incentive awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Class C capital stock owned by a participant (or such participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to Google in payment of any obligation in connection with an incentive award, the number of shares tendered shall be added to the number of shares of Class C capital stock that are available for delivery under the Plan. Notwithstanding anything to the contrary herein, shares of Class C capital stock attributable to incentive awards transferred under any incentive award transfer program (as described below) shall not again be available for delivery under the Plan. As of April 6, 2015, the market value of a share of Class C capital stock was $536.77.

Award Types

The Plan permits grants of the following types of incentive awards subject to such terms and conditions as the Leadership Development and Compensation Committee shall determine, consistent with the terms of the Plan: (1) stock options, including stock options intended to qualify as ISOs, (2) other stock-based awards, including in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, and (3) cash awards. Subject to the terms and conditions set forth in the Plan, incentive awards may be settled in cash or shares of Class C capital stock and may be subject to performance-based and/or service-based conditions. Cash awards shall, and all other incentive awards may, be designed to qualify as “performance-based compensation” within the meaning of Section 162(m) (Performance-Based Compensation).

Stock Options

The Plan permits the Leadership Development and Compensation Committee to grant stock options, including ISOs, which are stock options that are designated by the Leadership Development and Compensation Committee as incentive stock options and which meet the applicable requirements of incentive stock options pursuant to Section 422 of the Code, subject to certain terms and conditions.

Exercise Price. The exercise price per share of Class C capital stock covered by a stock option shall not be less than 100% of the fair market value of a share of Class C capital stock on the date on which such stock option is granted. For this purpose, fair market value (Fair Market Value) is determined as being equal to the closing sales price on the date of grant or, if not so reported for such day, the immediately preceding business day, of a share of Class C capital stock as reported on the principal securities exchange on which shares of Class C capital stock are listed and admitted to trading.

Terms Applicable to Stock Options. A stock option granted to a participant under the Plan allows a participant to purchase up to a specified total number of shares of Class C capital stock at a specified exercise price per share during specified time periods, each as determined by the Leadership Development and Compensation Committee in its discretion, provided that no stock option may have a term of longer than ten (10) years.

Additional Terms for ISOs. Stock options granted under the Plan that are intended to qualify as ISOs are subject to certain additional terms and conditions as set forth in the Plan, including: (1) each stock option that is intended to qualify as an ISO must be designated as an ISO in the agreement evidencing its grant, (2) ISOs may only be granted to individuals who are employees of the Company, (3) the aggregate Fair Market Value (determined as of the date of grant of the ISOs) of the number of shares of Class C capital stock with respect to which ISOs are exercisable for the first time by any participant during any calendar year under all plans of the Company cannot not exceed $100,000, or such other maximum amount as is then applicable under Section 422 of the Code, and (4) no ISO may be granted to a person who, at the time of the proposed grant, owns (or is deemed to own under the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company unless (a) the exercise price of such ISO is at least one hundred ten percent (110%) of the Fair Market Value of a share of Class C capital stock at the time such ISO is granted and (b) such ISO is not exercisable after the expiration of five years from the date it is granted. Any stock option granted under the Plan that is designated as an ISO but for any reason fails to meet the requirements of an ISO shall be treated under the Plan as a nonstatutory stock option.

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Repricing Permitted. The Plan permits Google to reprice any stock option granted under the Plan without the approval of the stockholders of Google. For this purpose, “reprice” means (1) any of the following or any other action that has the same effect: (a) lowering the exercise price of a stock option after it is granted, (b) any other action that is treated as a repricing under GAAP, or (c) cancelling a stock option at a time when its exercise price exceeds the fair market value of the underlying Class C capital stock, in exchange for another stock option, restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (2) any other action that is considered to be a repricing under formal or informal guidance issued by NASDAQ.

Performance-Based Awards

The Leadership Development and Compensation Committee may grant incentive awards that are intended to qualify as Performance-Based Compensation pursuant to the Plan. Unless otherwise specified in the agreement evidencing the grant of an incentive award that is intended to qualify as Performance-Based Compensation, the Leadership Development and Compensation Committee may, in its discretion, reduce or eliminate the amount payable to any participant with respect to the incentive award, based on such factors as the Leadership Development and Compensation Committee may deem relevant, but the Leadership Development and Compensation Committee may not increase any such amount above the amount established in accordance with the relevant objective performance formula applicable to the incentive award. For purposes of clarity, the Leadership Development and Compensation Committee may exercise the discretion provided by the foregoing sentence in a non-uniform manner among participants.

The performance goals upon which the payment or vesting of any incentive award (other than stock options and stock appreciation rights) that is intended to qualify as Performance-Based Compensation depends shall relate to one or more of the following performance measures: market price of Class C capital stock, earnings per share of Class C capital stock, income, net income or profit (before or after taxes), economic profit, operating income, operating margin, profit margin, gross margins, return on equity or stockholder equity, total shareholder return, market capitalization, enterprise value, cash flow (including but not limited to operating cash flow and free cash flow), cash position, return on assets or net assets, return on capital, return on invested capital, return on sales, stockholder returns, economic value added, cash value added, earnings or net earnings (before or after interest, taxes, depreciation and amortization), earnings from continuing operations, operating earnings, controllable profits, sales or revenues, sales growth, new orders, capital or investment, ratio of debt to debt plus equity, ratio of operating earnings to capital spending, new product innovation, product release schedules or ship targets, market share, cost reduction goals, inventory or supply chain management initiatives, budget comparisons, implementation or completion of specified projects or processes, customer satisfaction MBOs (management by objectives), productivity, expense, margins, operating efficiency, working capital, the formation of joint ventures, research or development collaborations, or the completion of other transactions, any other measure of financial performance that can be determined pursuant to GAAP, or any combination of any of the foregoing.

A performance goal (1) may relate to the performance of the participant, Google, a subsidiary of Google, the Company, any business group, business unit or other subdivision of the Company, or any combination of the foregoing, as the Leadership Development and Compensation Committee deems appropriate and (2) may be expressed as an amount, as an increase or decrease over a specified period, as a relative comparison to the performance of a group of comparator companies or a published or special index, or any other external measure of the selected performance criteria, as the Leadership Development and Compensation Committee deems appropriate. The measurement of any performance goal may exclude the impact of unusual, non-recurring or extraordinary items or expenses; items relating to financing activities; charges for restructurings or productivity initiatives; other non-operating items; discontinued operations; items related to the disposal of a business or segment of a business; the cumulative effect of changes in accounting treatment; items related to a change in accounting principle; items related to changes in applicable laws or business conditions; any impact of impairment of tangible or intangible assets; any impact of the issuance or repurchase of equity securities and or other changes in the number of outstanding shares of any class of Google equity securities; any gain, loss, income or expense attributable to acquisitions or dispositions of stock or assets; items attributable to the business operations of any entity acquired by Google during a performance period; stock-based compensation expense; in-process research and development expense; future contributions to the Google Foundation; gain or loss from all or certain claims and/or litigation and insurance recoveries; items that are outside the scope of Google’s core, on-going business activities; and any other items, each determined in accordance with GAAP and as identified in Google’s audited financial statements, including the notes thereto.

Within ninety (90) days after the beginning of a performance period for an incentive award intended to qualify as Performance-Based Compensation, and in any case before twenty-five percent (25%) of the performance period has elapsed, the Leadership Development and Compensation Committee shall establish written, objective performance goals for the incentive awards to be earned over the performance period. Performance periods may be overlapping.

The maximum number of shares of Class C capital stock that may be covered by incentive awards intended to qualify as Performance-Based Compensation that are granted to any one participant who is an executive officer of Google in any calendar year shall not exceed 1,000,000 shares. The amount payable to any executive officer of Google with respect to any calendar year for all cash incentive awards shall not exceed $100 million. For this purpose, “amount payable with respect to any calendar year” means the amount of cash, or value of other property, required to be paid based on the achievement of applicable performance goals during

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a performance period that ends in a calendar year, disregarding any deferral pursuant to the terms of a deferred compensation plan unless the terms of the deferral are intended to comply with the requirements for Performance-Based Compensation.

For purposes of clarity, the foregoing provisions described in this section apply only to incentive awards granted under the Plan that are intended to qualify as Performance-Based Compensation and do not limit the Leadership Development and Compensation Committee’s discretion to determine the terms and conditions of performance-based incentive awards granted under the Plan that are not intended to qualify as Performance-Based Compensation. In addition, the Leadership Development and Compensation Committee may, subject to the terms of the Plan, amend previously granted incentive awards in a way that disqualifies them as Performance-Based Compensation.

Incentive Award Transfer Program

Each of the board of the directors and the Leadership Development and Compensation Committee has the authority under the Plan to implement a program that would permit participants the opportunity to transfer any outstanding incentive awards to a financial institution or other person selected by the board of directors or the Leadership Development and Compensation Committee.

Amendment and Termination

The board of directors may at any time suspend or discontinue the Plan or revise or amend the Plan in any respect whatsoever, provided that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. Except as expressly provided in the Plan, no action under the Plan may, without the consent of a participant, reduce the participant’s rights under any previously granted and outstanding incentive award.

Adjustments Upon Certain Changes

The Plan includes provisions that require or permit the Leadership Development and Compensation Committee to make certain adjustments upon the occurrence of specified events, including provisions that provide as follows: (1) upon the occurrence of certain events effecting the capitalization of Google such as a recapitalization or stock split, the Leadership Development and Compensation Committee shall make appropriate adjustments in the type and maximum number of shares available for issuance under the Plan and the limits described above for ISOs and for incentive awards intended to be Performance-Based Compensation that are granted to executive officers of Google, (2) in the event of an increase or decrease in the number or type of issued shares of common stock of Google without receipt or payment of consideration by the Company, the Leadership Development and Compensation Committee shall appropriately adjust the type or number of shares subject to each outstanding incentive award and the exercise price per share, if any, of shares subject to each such incentive award, (3) in the event of a merger or similar transaction as a result of which the holders of shares of Class C capital stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Leadership Development and Compensation Committee shall appropriately adjust each outstanding incentive award so that it pertains and applies to the securities which a holder of the number of shares of Class C capital stock subject to such incentive award would have received in such transaction, and (4) upon the occurrence of certain specified extraordinary corporate transactions, such as a dissolution or liquidation of Google, sale of all or substantially all of the Company’s assets, and certain mergers involving Google, and upon any other corporate change, including but not limited to the sale of a subsidiary or business unit, the Leadership Development and Compensation Committee has discretion to make certain adjustments to outstanding incentive awards, cancel outstanding incentive awards and provide for cash payments to participants in consideration of such cancellation, or provide for the exchange of outstanding incentive awards.

Summary of Federal Income Tax Consequences of Awards

ISOs. A participant who is granted an ISO does not recognize taxable income at the time the ISO is granted or upon its exercise, but the excess of the aggregate fair market value of the shares acquired on the exercise date (ISO shares) over the aggregate exercise price paid by the participant is included in the participant’s income for alternative minimum tax purposes. Upon a disposition of the ISO shares more than two years after grant of the ISOs and one year after exercise of the ISOs, any gain or loss is treated as long-term capital gain or loss. In such case, Google would not be entitled to a deduction. If the participant sells the ISO shares prior to the expiration of these holding periods, the participant recognizes ordinary income at the time of disposition equal to the excess if any, of the lesser of (1) the aggregate fair market value of the ISO shares at the date of exercise and (2) the amount received for the ISO shares, over the aggregate exercise price previously paid by the participant. Any gain or loss recognized on such a premature disposition of the ISO shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale. The amount of

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ordinary income recognized by the participant is subject to payroll taxes. Google is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Nonstatutory Stock Options. A participant who is granted a stock option that is not an ISO (a nonstatutory stock option) does not recognize any taxable income at the time of grant. Upon exercise, the participant recognizes taxable income in an amount equal to the aggregate fair market value of the shares subject to the nonstatutory stock options over the aggregate exercise price of such shares. Any taxable income recognized in connection with the exercise of nonstatutory stock options by an employee is subject to payroll taxes. Google is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income. The participant’s basis in the option shares will be increased by the amount of ordinary income recognized. Upon the sale of the shares issued upon exercise of the nonstatutory stock options, any further gain or loss recognized will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale.

Restricted Stock Units. A participant will not recognize income at the time an award of restricted stock units (GSUs) is granted. The participant will recognize ordinary income at the time the GSUs vest, in an amount equal to the cash paid or to be paid or the fair market value of the shares delivered or to be delivered. The amount of ordinary income recognized by the participant is subject to payroll taxes. Google is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Performance-Based Awards. A participant will not recognize income at the time of grant of a performance-based award. The participant will recognize ordinary income at the time the performance-based award vests in an amount equal to the dollar amount, or the fair market value of the shares of Class C capital stock, subject to the award. The amount of ordinary income recognized by the participant is subject to payroll taxes. Google is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Section 162(m) Compensation Deduction Limitation. In general, Section 162(m) limits Google’s compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m). This deduction limitation does not apply to certain types of compensation, including Performance-Based Compensation. The terms of the Plan permit, but do not require, Google to grant performance-based awards under the Plan that meet the requirements of Performance-Based Compensation so that such awards will be deductible by Google for federal income tax purposes.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Plan Benefits

The amount and timing of awards granted under the Plan are determined in the sole discretion of the administrator and therefore cannot be determined in advance. The future awards that would be received under the Plan by directors, consultants, executive officers and other employees are discretionary and are therefore not determinable at this time.

Required Vote

Approval of the proposed amendment to the Plan requires the affirmative “FOR” vote of the holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “FOR” approval of an amendment to increase the maximum number of shares of our Class C capital stock that may be issued under the Plan by 17,000,000 shares.

Google Recommendation

We believe strongly that the approval of the amendment to the Plan is essential to our continued success. Our employees are among our most valuable assets. Equity awards provided under the Plan are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees to achieve our goals. For the reasons stated above the stockholders are being asked to approve the amendment to the Plan.

Our board of directors recommends a vote FOR the approval of an amendment to the Plan to increase the number of Class C capital stock issuable under the Plan by 17,000,000 shares.

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STOCKHOLDER PROPOSALS

Proposal Numbers 4-8 are proposals we received from our stockholders. If the proponents of these proposals, or representatives who are qualified under state law, are present at our Annual Meeting and submit the proposals for a vote, then the proposals will be voted upon. The stockholder proposals, including any supporting statements, are included exactly as submitted to us by the proponents of these proposals. The board of directors’ recommendation on each proposal is presented immediately following our opposing statement to the proposal. We will promptly provide you with the address, and, to our knowledge, the number of voting securities held by the proponents of the stockholder proposals, upon receiving a written request directed to:

Google Inc.	Email: corporatesecretary@google.com
Attn: Corporate Secretary
1600 Amphitheatre Parkway
Mountain View, California 94043

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Proposal Number 4	Stockholder Proposal Regarding Equal Shareholder Voting

John Chevedden, James McRitchie and the NorthStar Asset Management Funded Pension Plan, as co-lead filers, and Sonen Capital, as a co-filer, have advised us that they intend to submit the proposal set forth below for consideration at our Annual Meeting.

Give Each Share an Equal Vote – Proposal 4

RESOLVED: Shareholders request that our Board take all practicable steps in its control toward initiating and adopting a recapitalization plan for all outstanding stock to have one vote per share. This would include efforts at the earliest practicable time toward encouragement and negotiation with Class B shareholders to request that they relinquish, for the common good of all shareholders, any preexisting rights. This is not intended to unnecessarily limit our Board’s judgment in crafting the requested change in accordance with applicable laws and existing contracts.

SUPPORTING STATEMENT:

In our company’s dual-class voting structure, each share of Class A common stock has one vote and each share of Class B common stock has 10 votes. As a result, Mr. Page and Mr. Brin currently control nearly 55% of our company’s total voting power. This raised concerns that the interests of public shareholders may be subordinated to those of our co-founders.

By allowing certain stock to have more voting power than other stock our company takes our public shareholder money but does not let us have an equal voice in our company’s management. Without a voice, shareholders cannot hold management accountable. For example, despite the fact that more than 85% of outsiders (average shareholders) voted AGAINST the creation of a third class of stock (class C), the weight of the insiders’ 10 votes per share allowed the passage of this proposal.

As of November 1, 2014, Institutional Shareholder Services (ISS), which rates companies on risk, gave our company a 10, its highest risk category, for shareholder rights and compensation.

News Corp. is another company like ours. “If you are buying shares in [News Corp.], it’s buyer beware,” says Sydney Finkelstein, a professor at Dartmouth’s Tuck School of Business. “There is no management or leadership reason to have two classes of stock except to retain control.” The Council of Institutional Investors asked NASDAQ and NYSE to stop listing new companies with dual share classes.

The 2013 version of this proposal won the highest votes for a shareholder proposal at our company – 180 million yes-votes.

Please vote to protect shareholder value:

Give Each Share an Equal Vote – Proposal 4

Google Opposing Statement

Our board of directors believes that the capital structure set out in our Fourth Amended and Restated Certificate of Incorporation is in the best interests of the company and our stockholders.

Since its inception, Google has been managed with a focus on the long term. This focus was emphasized by our founders, Larry Page and Sergey Brin, in their letter to our stockholders at the time of Google’s initial public offering in 2004: “We are creating a corporate structure that is designed for stability over long time horizons. By investing in Google, you are placing an unusual long term bet on the team, especially Sergey and me, and on our innovative approach.”

The dual class capital structure with two classes of common stock (Class A common stock with one vote per share and Class B common stock with ten votes per share) has been in existence since we became a public company in 2004, and the tri-class structure, with a new class of non-voting capital stock (Class C capital stock with no voting rights), was approved by votes representing a majority of our outstanding common stock at the 2012 Annual Meeting of Stockholders. Every investor purchasing a share of our Class A common stock and our Class C capital stock is aware of this capital structure, and many are attracted to our stock by the long-term stability that our founders and largest Class B stockholders, Larry and Sergey, provide to Google.

We believe that our success is owed in large part to the leadership and vision provided by Larry, Sergey, and Eric E. Schmidt, the Executive Chairman of our board of directors. Through their leadership and focus on innovation and long-term growth, we have established a track record of building a strong company and creating stockholder value. We believe that the stability provided by the tri-class voting structure gives us greater ability to focus on long-term interests than might otherwise be the case.

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Our board of directors believes that elimination of the tri-class structure will not improve either the corporate governance or the long-term financial performance of the company. Accordingly, our board of directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Google Recommendation

Our board of directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 5	Stockholder Proposal Regarding a Lobbying Report

Walden Asset Management, as a lead filer, joined by other organizations, whose names, addresses and stockholdings will be provided by us upon request, have advised us that they intend to submit the proposal set forth below for consideration at our Annual Meeting.

Lobbying Disclosure

Whereas, we believe it is important that Google’s lobbying positions, and processes to influence public policy, are transparent. Public opinion is skeptical of corporate influence on Congress and public policy and controversial lobbying activity may pose risks to our company’s reputation.

Google spent approximately $45.3 million between 2010 and 2014 on federal lobbying, according to Senate reports. But this figure may not include grassroots lobbying to influence legislation by mobilizing public support or opposition and does not include lobbying expenditures to influence legislation in states.

Resolved, the shareholders of Google request the Board authorize the preparation of a report, updated annually, and disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.	Payments by Google used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.	Google’s membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.	Description of the decision making process and oversight by management and the Board for making payments described in sections 2 and 3 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Google is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee or other relevant Board oversight committees and posted on Google’s website.

Supporting Statement

We encourage transparency about the ways corporate funds influence legislation and regulation, directly and indirectly. We commend Google for updating disclosure on its website on political spending and lobbying but Google still does not disclose details about indirect lobbying, maintaining secrecy about its payments used for lobbying by trade associations.

For example, the Chamber of Commerce spent over $1 billion in lobbying since 1998, yet Google’s level of funding of the Chamber is secret. The Chamber has also sued the EPA for advocacy combating climate regulation.

In contrast, Google’s website publicly affirms its commitment to “protecting the environment.”

In September 2014 Chair Eric Schmidt stated on a radio show that Google was ending its membership in ALEC, an organization that assists legislators and companies to promote model legislation. One high priority ALEC campaign is to repeal renewable energy legislation at the State level. Chair Schmidt argued ALEC was “literally lying” about climate. We commend Google for this act of leadership.

It is a logical next step in the interests of transparency for Google to review its public policy advocacy and oversight and expand its public disclosure about third party lobbying.

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Google Opposing Statement

As a global technology leader focusing on improving the ways people connect with information, we are committed to transparency in all areas of our business, including our public policy activities and lobbying expenditures.

Google has long been a champion of disclosure and transparency. Consistent with those values, Google adopted a transparency policy for our public policy activities, including our lobbying efforts, which can be found at http://www.google.com/publicpolicy/ transparency.html.

Our board of directors believes our U.S. Public Policy Transparency site already contains much of the information requested in this proposal. Links are provided for Google’s federal lobbying disclosure reports, as are a representative listing of politically-engaged trade associations and other tax-exempt organizations that receive the most substantial contributions from Google’s U.S. Federal Public Policy team. Additionally, in compliance with applicable laws, Google discloses a significant amount of information in hundreds of publicly available filings at the state and local level in the U.S. To the extent grassroots lobbying is covered by a particular state’s disclosure laws, those amounts are included in those reports. Google does not otherwise track grassroots lobbying costs in a manner that this proposal suggests, and believes doing so would be impractical and burdensome.

Our board of directors believes that participating in the political process in a transparent manner is an important way to enhance stockholder value and promote good corporate citizenship. Given our existing method of frequently updating stockholders and the public about Google’s public policy activities, our board of directors does not believe that implementing this proposal would benefit our stockholders. Accordingly, our board of directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Google Recommendation

Our board of directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 6	Stockholder Proposal Regarding The Adoption of a Majority Vote Standard For The Election of Directors

The Firefighters’ Pension System of the City of Kansas City, Missouri, Trust has advised us that it intends to submit the proposal set forth below for consideration at our Annual Meeting.

Resolved: That the shareholders of Google Inc. (or the “Company”) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

Supporting Statement:

In order to provide shareholders a meaningful role in director elections, Google should use a majority vote standard for the election of directors. A majority vote standard would require that a nominee receive a majority of the votes cast in order to be elected. This standard is particularly well-suited for the vast majority of director elections in which only board nominated candidates are on the ballot. We believe that a majority vote standard in board elections would establish a challenging vote standard for board nominees and improve the performance of individual directors and entire boards.

Under the Company’s current standard, a nominee for the board can be elected with as little as a single affirmative vote, even if a substantial majority of the votes cast are “withheld” from the nominee.

An increasing number of companies, including Amazon.com, Microsoft, and Yahoo! have adopted a majority vote standard for director elections. These companies also have policies that require resignation if nominees fail to win a majority of votes in favor. With a majority vote standard in place, the board can then consider action on developing post-election procedures to address the status of directors that fail to win election. A majority vote standard combined with a post-election director resignation policy would establish a meaningful right for shareholders to elect directors, and reserve for the board an important post-election role in determining the continued status of an unelected director.

We urge shareholders to vote FOR this proposal.

Google Opposing Statement

Our board of directors has considered this proposal and believes that the voting procedures set forth in our bylaws, last amended and restated in July 2012, are in the best interests of Google and our stockholders.

Under our bylaws, directors are elected using a plurality voting standard. Google’s Nominating and Corporate Governance Committee is tasked with evaluating and recommending nominees for election to our board of directors. As part of the practice, Google’s Nominating and Corporate Governance Committee reviews and considers individual director performance, board and committee performance, governance practices, and stockholder approval before making recommendations to the board of directors. Stockholders can currently express dissatisfaction with an incumbent director’s performance by withholding their vote. Stockholders who are truly dissatisfied with incumbent directors are empowered by our bylaws to nominate or recommend candidates for elections to our board.

A plurality voting standard for the election of directors is standard under Delaware law. It assures that we avoid “failed elections” (scenarios where directors fail to achieve the votes necessary to be elected, resulting in vacancies on our board). The possibility of failed elections introduces unnecessary legal uncertainty and risk to our director election process as vacancies on our board of directors could result in our inability to comply with certain NASDAQ listing requirements or other securities regulations. This includes regulations related to director independence, committee composition, and the maintenance of an audit committee financial expert.

Our board of directors believes that current nominating and voting procedures for election to our board of directors, as opposed to a mandated majority voting standard, provide the board the flexibility to appropriately respond to stockholder interests without the risk of potential corporate governance complications arising from failed elections. Accordingly, the board of directors has concluded that this stockholder proposal is not in the best interests of Google and our stockholders, and recommends that stockholders vote “AGAINST” this proposal.

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Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Google Recommendation

Our board of directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 7	Stockholder Proposal Regarding Renewable Energy Cost

Shelton Ehrlich has advised us that he intends to submit the proposal set forth below for consideration at our Annual Meeting.

Shareholder Proposal – Renewable Energy Costs

Resolution

Whereas, our company has chosen to obtain some or most of the electricity that powers its operations via renewable sources it would be useful for shareholders to know more about the costs of this choice.

Resolved, that the shareholders request the Company prepare a report at reasonable expense and omitting proprietary information estimating the total investment in these renewable sources of electricity in $/kW and the average cost per kilowatt-hour through 2013 and the projected costs over the life of the existing renewable sources. If the company chooses, the report may be limited to facilities in the United States. The report should also estimate the subsidies obtained from governments at all levels in reduced investment dollars and/or as a percent reduction in the cost of electricity. If available the report should also compare the cost of power from the renewable electricity sources with the cost of electricity from the power companies serving the communities in which our facilities are located. If it chooses the Company may also include statements on the non-financial benefits of using renewable electricity such as an improved reputation. The report should be published by December 2015.

Supporting Statement

Our company, it may be assumed, compared the costs of various means for powering its facilities. It may have located power-intensive operations where power prices were lowest, etc. Therefore, the report requested here should be relatively easy to prepare.

In September 2013 Google issued an interesting report http://static.googleusercontent.com/external_content/untrusted_dlcp/ www.google.com/en/us/green/pdfs/renewable-energy.pdf on its renewable energy policy. The report was thorough although it did not provide the cost data that would be of interest to shareholders.

Solar and wind for electricity production provide substantial benefits despite the defect that they are intermittent. Unfortunately, no low-cost method of electricity storage is available meeting Google’s criteria* for storage. Also, if these intermittent sources of power become very widespread there is the risk that they will disrupt the power grid to which Google facilities must connect.

There are also technical risks with solar and wind as innovators try to push down costs. For example our company’s investment in very large solar-thermal technology may be a financial failure and even a technical failure. http://online.wsj.com/articles/ivanpah-solar-project-owners-delay-repaying-loans-documents-say-1411488730?KEYWORDS=ivanpah

http://www.forbes.com/sites/jamesconca/2014/11/11/thermal-solar-energy-some-technologies-really-are-dumb/ The requested report would not address all of the issues connected with Google’s decision to “Go Green” but it would give the shareholders a way to judge if our company has made prudent use of some of our investment.

*	Compressed Air Energy Storage (CAES) is available technology but would use some fossil fuel in returning power to the grid.

Google Opposing Statement

Google is constantly looking for ways to minimize our overall environmental impact. We seek a diversified, cost-effective, reliable, and sustainable energy supply to power our data centers and operate our company, and renewable energy is undeniably an important component of that mix.

We carefully evaluate many factors in making power decisions, including rates, fuel risks, supply shortages, environmental impacts, and changes in governmental policies. Renewable energy provides a variety of benefits, including a hedge against rising fuel prices, a sustainable power supply source in fossil heavy regions, and mitigation against future environmental regulations.

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We have been an industry leader in releasing valuable information about the energy efficiency and power usage of our data centers and company operations, which can be found on our website at http://www.google.com/green/. Furthermore, we provide substantial disclosure regarding our purchase of renewable energy at http://www.google.com/green/energy/use/#purchasing, including links to white papers detailing our power procurement strategy, estimated total investments in renewable energy projects, and approximate megawatts of energy we have procured via our power purchase agreements and partnership efforts with utility providers.

The report requested by the proposal would contain specific prices of electricity, which is highly confidential and extensively negotiated. Disclosure of this information would impact our ability to negotiate favorable power supply contracts, which would harm our business. The requested report would not, in substance, provide any more meaningful information than our existing disclosures, nor would it justify the competitive harm we may suffer as a result of the disclosed information.

Our board of directors believes that participating in clean energy efforts in a prudent and rational manner is an important way to enhance stockholder value and promote sustainable energy initiatives across the industry. Given the information already publicly available on Google’s website and the potential damage to our competitive position, our board of directors does not believe that producing the requested report would be in the best interests of Google and its stockholders. Accordingly, our board of directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Google Recommendation

Our board of directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 8	Stockholder Proposal Regarding A Report on Business Risk Related to Climate Change Regulations

The National Center for Public Policy Research has advised us that it intends to submit the proposal set forth below for consideration at our Annual Meeting.

Risk Report

Whereas, The Securities and Exchange Commission has recognized that climate change regulations, policy and legislation pose a business risk to companies.

One risk is that federal, state and/or local government policies, adopted in whole or in part due to climate change concerns, that subsidize renewable energy and upon which company business plans rely may be repealed, augmented or altered.

These changes in policy may be significant, and may come with little advance notice to the company.

Resolved: Shareholders request that the Board of Directors authorize the preparation of a report, to be issued by December 2015, at a reasonable cost and excluding proprietary information, disclosing the business risk related to developments in federal, state or local government policies in the United States relating to climate change and/or renewable energy.

Supporting Statement

Google relies on government actions to obtain certain financial advantages from climate change-related investments. Google might be materially affected by legislative and regulatory developments concerning climate change.

For example, it has been reported that Google and other investors in the Ivanpah Solar Electric Generating System are seeking more than $500 million in taxpayer funds to help pay off a federal loan for the solar project. That project has already received $1.6 billion in government loans. Future political leaders may act differently concerning loans and grants for alternative energy projects.

Subsidies and policies favorable to renewable energy are being challenged at the state and federal levels, where renewal of the approximately $12 billion wind production tax credit (PTC) has repeatedly been impossible to predict.

Shareholders need reasonable transparency to evaluate the business risk associated with developments in political, legislative and regulatory landscape regarding climate change.

Google Opposing Statement

In 2007, Google committed to become a carbon neutral company. Since then, our efficiency improvements, renewable energy purchases, low carbon on-site generation, and carbon offset purchases have helped drive our carbon footprint to zero.

We believe that the information technology sector is on a pathway for driving massive energy and carbon savings. As such, we spend time and resources researching, implementing projects and policies to address climate change, and managing our exposure to risks associated with physical and regulatory changes with respect to climate change and renewable energy. In all of these endeavors, whether it’s our investments in renewable energy projects, our procurement of renewable power, or our efforts to run very efficient data centers, we focus on approaches that make business sense for our company. This is all explained on our website at http://www.google.com/green/bigpicture/#/ and the white papers linked thereto. In the spirit of transparency, we also provide detailed responses to an industry-recognized disclosure tool, the CDP questionnaire. Given the extensive information already publicly available and the narrow focus of the report requested by the proposal, our board of directors believes that the requested report would provide no meaningful value and may even be misleading to our stockholders.

Our responses to the 2014 CDP questionnaire describe the process for identifying risks due to developments in climate change regulations and modeling future energy cost scenarios to account for such developments. This model allows us to better anticipate our exposure to potential risks triggered by regulation changes, such as higher energy prices and supply shortages. We believe this description is more valuable to our stockholders than a report that analyzes the speculative changes in the political, legislative and regulatory landscape regarding climate change.

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Furthermore, we go beyond what is requested in the proposal by outlining steps we take to mitigate the impact of climate change regulations. For example, we’ve reported that the potential volatility in energy prices due to climate change regulation has increased our incentive to source long-term, price-stable contracts for renewable energy. We have also implemented business strategies and conducted energy efficiency projects that protect us from future increases in energy prices due to regulation that puts a price on carbon.

Our board of directors believes that the comprehensive disclosure already publicly available on our website and our responses to the CDP questionnaire provide a more complete and meaningful look at the risks and opportunities associated with climate change. Our board of directors believes that producing the report requested by the proposal would not provide any useful additional information to stockholders and would not be an effective use of Google’s time and resources. Accordingly, the board of directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Google Recommendation

Our board of directors recommends a vote “AGAINST” the stockholder proposal.

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APPENDIX A
GOOGLE INC.
2012 STOCK PLAN

1.	Purpose of the Plan

This Plan is intended to promote the interests of the Company and its stockholders by providing the employees and consultants of the Company and members of the Board of Directors with incentives and rewards to encourage them to continue in the service of the Company and with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2.	Definitions

As used in the Plan or in any instrument governing the terms of any Incentive Award, the following definitions apply to the terms indicated below:

(a)	“Board of Directors” means the Board of Directors of Google.

(b)	“Capital Stock” means Google’s Class C Capital Stock, $0.001 par value per share, or any other security into which such capital stock shall be changed as contemplated by the adjustment provisions of Section 10 of the Plan.

(c)	“Cash Incentive Award” means an award granted pursuant to Section 8 of the Plan.

(d)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations and administrative guidance issued thereunder.

(e)	“Committee” means the Leadership Development and Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

(f)	“Company” means Google and all of its Subsidiaries, collectively.

(g)	“Covered Employee” means each Participant who is an executive officer (within the meaning of Rule 3b-7 under the Exchange Act) of Google.

(h)	“Deferred Compensation Plan” means any plan, agreement or arrangement maintained by the Company from time to time that provides opportunities for deferral of compensation.

(i)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)	“Fair Market Value” means, with respect to a share of Capital Stock, as of the applicable date of determination (i) the closing sales price on the date of determination or, if not so reported for such day, the immediately preceding business day of a share of Capital Stock as reported on the principal securities exchange on which shares of Capital Stock are then listed or admitted to trading or (ii) if not so reported, the closing bid price on the date of determination or, if not so reported for such day, on the immediately preceding business day as reported on The NASDAQ Stock Market or (iii) if not so reported, as furnished by any member of the Financial Industry Regulatory Authority, Inc. selected by the Committee. In the event that the price of a share of Capital Stock shall not be so reported, the Fair Market Value of a share of Capital Stock shall be determined by the Committee in its sole discretion. Notwithstanding the preceding, for federal, state and local income tax reporting purposes and for such other purposes as the Committee deems appropriate, the Fair Market Value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(k)	“Google” means Google Inc., a Delaware corporation.

(l)	“Incentive Award” means one or more Stock Incentive Awards and Cash Incentive Awards, collectively.

(m)	“Incentive Award Transfer Program” means any program instituted by the Board of Directors or the Committee which would permit Participants the opportunity to transfer any outstanding Incentive Awards to a financial institution or other Person selected by the Board of Directors or the Committee.

(n)	“ISO” shall mean any Option, or portion thereof, awarded to a Participant pursuant to the Plan which is designated by the Committee as an incentive stock option and also meets the applicable requirements of an incentive stock option pursuant to Section 422 of the Code.

(o)	“Option” means a stock option to purchase shares of Capital Stock granted to a Participant pursuant to Section 6 of the Plan.

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(p)	“Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7 of the Plan.

(q)	“Participant” means an employee or consultant of the Company or a member of the Board of Directors who is eligible to participate in the Plan pursuant to the terms and conditions hereof and to whom one or more Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, his successors, heirs, executors and administrators, as the case may be.

(r)	“Performance-Based Compensation” means compensation that satisfies the requirements of Section 162(m) of the Code for deductibility of “qualified performance-based compensation.”

(s)	“Performance Measures” means such measures as are described in Section 9 of the Plan on which performance goals are based in order to qualify certain awards granted hereunder as Performance-Based Compensation.

(t)	“Performance Percentage” means the factor determined pursuant to a Performance Schedule that is to be applied to a Target Award and that reflects actual performance compared to the Performance Target.

(u)	“Performance Period” means the period of time during which Performance Targets must be met in order to determine the degree of payout and/or vesting with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation. Performance Periods may be overlapping.

(v)	“Performance Schedule” means a schedule or other objective method for determining the applicable Performance Percentage to be applied to each Target Award.

(w)	“Performance Target” means performance goals and objectives with respect to a Performance Period.

(x)	“Person” means a “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of Section 13(d)(3) under the Exchange Act.

(y)	“Plan” means this 2012 Stock Plan, as it may be amended from time to time.

(z)	“Securities Act” means the Securities Act of 1933, as amended.

(aa)	“Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.

(bb)	“Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act.

(cc)	“Target Award” means target payout amount for an Incentive Award.

3.	Stock Subject to the Plan and Limitations on Cash Incentive Awards

(a)	Stock Subject to the Plan

The maximum number of shares of Capital Stock that may be covered by Incentive Awards granted under the Plan shall not exceed 47,000,000 shares of Capital Stock in the aggregate. The maximum number of shares of Capital Stock that may be covered by Incentive Awards granted under the Plan that are intended to be ISOs shall not exceed 47,000,000 shares of Capital Stock in the aggregate. The shares referred to in the preceding sentences of this paragraph shall be subject to adjustment as provided in Section 10 and the following provisions of this Section 3. Shares of Capital Stock issued under the Plan may be either authorized and unissued shares or treasury shares, or both, at the sole discretion of the Committee.

For purposes of the preceding paragraph, shares of Capital Stock covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. For purposes of clarification, in accordance with the preceding sentence if an Incentive Award is settled for cash or if shares of Capital Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with an Incentive Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Capital Stock that are available for delivery under the Plan. In addition, shares of Capital Stock related to Incentive Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Capital Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Incentive Award, the number of shares tendered shall be added to the number of shares of Capital Stock that are available for delivery under the Plan. Shares of Capital Stock covered by Incentive Awards granted pursuant to the Plan in connection with the conversion, replacement, or adjustment of outstanding equity-based awards to reflect a merger or acquisition (within the meaning of NASDAQ Listing Rule 5635(c) and Interpretive Material 5635-1) shall not count as used under the Plan for purposes of this Section 3. Notwithstanding anything to the contrary herein, shares of Capital Stock attributable to Incentive Awards transferred under any Incentive Award Transfer Program shall not again be available for delivery under the Plan.

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(b)	Individual Award Limits

Subject to adjustment as provided in Section 10, the maximum number of shares of Capital Stock that may be covered by Incentive Awards intended to qualify as Performance-Based Compensation that are granted to any Covered Employee in any calendar year shall not exceed 1,000,000 shares. The amount payable to any Covered Employee with respect to any calendar year for all Cash Incentive Awards shall not exceed $100 million. For purposes of the preceding sentence, the phrase “amount payable with respect to any calendar year” means the amount of cash, or value of other property, required to be paid based on the achievement of applicable Performance Measures during a Performance Period that ends in a calendar year, disregarding any deferral pursuant to the terms of a Deferred Compensation Plan unless the terms of the deferral are intended to comply with the requirements for performance-based compensation under Section 162(m) of the Code.

4.	Administration of the Plan

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act), an “outside director” within the meaning of Treasury Regulation Section 1.162-27(e)(3) and as “independent” within the meaning of any applicable stock exchange listing rules or similar regulatory authority. The Committee shall, consistent with the terms of the Plan, from time to time designate those employees and consultants of the Company and members of the Board of Directors who shall be granted Incentive Awards under the Plan and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee to any subcommittee thereof. In addition, the Committee may from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Incentive Awards, subject to such restrictions and limitation as the Committee may specify and to the requirements of Delaware General Corporation Law Section 157.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and the terms of any Incentive Award (and any agreement evidencing the grant of any Incentive Award) granted thereunder and to adopt and amend from time to time such rules and regulations for the administration of the Plan as the Committee may deem necessary or appropriate. The Committee shall have the authority, in its discretion, to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations related to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws. For purposes of clarity, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

Without limiting the generality of the foregoing paragraph, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment, provided that a Participant who is an employee will not be deemed to cease employment in the case of any leave of absence approved by the Company. Unless the Committee provides otherwise in the agreement evidencing the grant of an Incentive Award, vesting of Incentive Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company, it being understood that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. For purposes of ISOs, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any ISO held by the Participant will cease to be treated as an ISO and will be treated for tax purposes as a non-qualified Option. The provisions of this paragraph shall be administered and interpreted in a manner that does not give rise to any tax under Section 409A of the Code.

The employment of a Participant with the Company shall be deemed to have terminated for all purposes of the Plan if such Participant is employed by or provides services to a Person that is a Subsidiary of the Company and such Person ceases to be a Subsidiary of the Company, unless the Committee determines otherwise. The Committee may, without limitation and in its discretion, in connection with any such determination, provide for the accelerated vesting of any Incentive Award upon or after such cessation, subject to such terms and conditions as the Committee shall specify. The employment of a Participant with the Company shall not be deemed to have terminated for any purpose of the Plan if such Participant is employed by a Person that is part of the Company, and such Participant’s employment is subsequently transferred to any other Person that is part of the Company, unless and to the extent the Committee specifies otherwise in writing in the instrument evidencing the grant of an Incentive Award or otherwise. A Participant who ceases to be an employee of the Company but continues, or simultaneously commences, services as a consultant or director of the Company shall not be deemed to have had a termination of employment for purposes of the Plan, unless the Committee determines otherwise. Decisions of the Committee shall be final, binding and conclusive on all parties. All discretion granted to the Committee pursuant to this paragraph must be exercised in a manner that would not cause any tax to become due under Section 409A of the Code.

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On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award, or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

The Board of Directors or the Committee may, at any time, in its sole and complete discretion, implement an Incentive Award Transfer Program.

The Company shall pay any amount payable with respect to an Incentive Award in accordance with the terms of such Incentive Award, provided that the Committee may, in its discretion, defer the payment of amounts payable with respect to an Incentive Award subject to and in accordance with the terms of a Deferred Compensation Plan.

5.	Eligibility

The Persons who shall be eligible to be selected by the Committee from time to time to receive Incentive Awards pursuant to the Plan shall be those Persons (a) who are employees and consultants of, or who render services directly or indirectly to, the Company or (b) who are members of the Board of Directors. Each Incentive Award granted under the Plan shall be evidenced by an instrument in writing in form and substance approved by the Committee.

6.	Options

The Committee may from time to time grant Options, subject to the following terms and conditions:

(a)	Exercise Price

The exercise price per share of Capital Stock covered by any Option shall be not less than 100% of the Fair Market Value of a share of Capital Stock on the date on which such Option is granted.

(b)	Term and Exercise of Options

(i)	Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Capital Stock as shall be determined by the Committee on or after the date such Option is granted and set forth in the agreement evidencing the grant of such Option; provided, however that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing the grant of such Option.

(ii)	Each Option may be exercised in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(iii)	An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

(iv)	Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however that the Committee may permit in its discretion Options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine, including through the implementation of an Incentive Award Transfer Program.

(c)	Effect of Termination of Employment or Other Relationship

The agreement evidencing the grant of each Option shall specify the consequences with respect to such Option of the termination of the employment or other service between the Company and the Participant holding the Option.

(d)	Additional Terms for ISOs

Each Option that is intended to qualify as an ISO shall be designated as such in the agreement evidencing its grant, and each agreement evidencing the grant of an Option that does not include any such designation shall be deemed to be a non-qualified Option. ISOs may only be granted to Persons who are employees of the Company. The aggregate Fair Market Value (determined as of the date of grant of the ISOs) of the number of shares of Capital Stock with respect to which ISOs are exercisable for the

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first time by any Participant during any calendar year under all plans of the Company shall not exceed $100,000, or such other maximum amount as is then applicable under Section 422 of the Code. Any Option or a portion thereof that is designated as an ISO that for any reason fails to meet the requirements of an ISO shall be treated hereunder as a non-qualified Option. No ISO may be granted to a Person who, at the time of the proposed grant, owns (or is deemed to own under the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company unless (i) the exercise price of such ISO is at least one hundred ten percent (110%) of the Fair Market Value of a share of Capital Stock at the time such ISO is granted and (ii) such ISO is not exercisable after the expiration of five years from the date it is granted.

(e)	Repricing

Notwithstanding anything to the contrary herein, Google may reprice any Option without the approval of the stockholders of Google. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of an Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Capital Stock, in exchange for another Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by The NASDAQ Stock Market.

7.	Other Stock-Based Awards

The Committee may grant equity-based or equity-related awards not otherwise described herein in such amounts and subject to such terms and conditions as the Committee shall determine. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (a) involve the transfer of actual shares of Capital Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Capital Stock, (b) be subject to performance-based and/or service-based conditions, (c) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, (d) be designed to comply with applicable laws of jurisdictions other than the United States and (e) be designed to qualify as Performance-Based Compensation; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Capital Stock that is specified at the time of the grant of such award.

8.	Cash Incentive Awards

The Committee may grant Cash Incentive Awards with respect to any Performance Period, subject to terms and conditions determined by the Committee in its sole discretion, provided that such terms and conditions are consistent with the terms and conditions of the Plan. Cash Incentive Awards may be settled in cash or in other property, including shares of Capital Stock, provided that the term “Cash Incentive Award” shall exclude any Stock Incentive Award. Cash Incentive Awards shall be designed to qualify as Performance-Based Compensation.

9.	Performance-Based Compensation

(a)	Calculation

The amount payable with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation shall be determined in any manner permitted by Section 162(m) of the Code.

(b)	Discretionary Reduction

Unless otherwise specified in the agreement evidencing the grant of an Incentive Award that is intended to qualify as Performance-Based Compensation, the Committee may, in its discretion, reduce or eliminate the amount payable to any Participant with respect to the Incentive Award, based on such factors as the Committee may deem relevant, but the Committee may not increase any such amount above the amount established in accordance with the relevant Performance Schedule. For purposes of clarity, the Committee may exercise the discretion provided by the foregoing sentence in a non-uniform manner among Participants.

(c)	Performance Measures

The performance goals upon which the payment or vesting of any Incentive Award (other than Options and stock appreciation rights) that is intended to qualify as Performance-Based Compensation depends shall relate to one or more of the following Performance Measures: market price of Capital Stock, earnings per share of Capital Stock, income, net income or profit (before or after taxes), economic profit, operating income, operating margin, profit margin, gross margins, return on equity or stockholder equity, total shareholder return, market capitalization, enterprise value, cash flow (including but not limited to operating cash flow and free cash flow), cash position, return on assets or net assets, return on capital, return on invested

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capital, return on sales, stockholder returns, economic value added, cash value added, earnings or net earnings (before or after interest, taxes, depreciation and amortization), earnings from continuing operations, operating earnings, controllable profits, sales or revenues, sales growth, new orders, capital or investment, ratio of debt to debt plus equity, ratio of operating earnings to capital spending, new product innovation, product release schedules or ship targets, market share, cost reduction goals, inventory or supply chain management initiatives, budget comparisons, implementation or completion of specified projects or processes, customer satisfaction MBOs (management by objectives), productivity, expense, margins, operating efficiency, working capital, the formation of joint ventures, research or development collaborations, or the completion of other transactions, any other measure of financial performance that can be determined pursuant to GAAP, or any combination of any of the foregoing.

A Performance Measure (i) may relate to the performance of the Participant, Google, a Subsidiary of Google, the Company, any business group, business unit or other subdivision of the Company, or any combination of the foregoing, as the Committee deems appropriate and (ii) may be expressed as an amount, as an increase or decrease over a specified period, as a relative comparison to the performance of a group of comparator companies or a published or special index, or any other external measure of the selected performance criteria, as the Committee deems appropriate. The measurement of any Performance Measure may exclude the impact of unusual, non-recurring or extraordinary items or expenses; items relating to financing activities; charges for restructurings or productivity initiatives; other non-operating items; discontinued operations; items related to the disposal of a business or segment of a business; the cumulative effect of changes in accounting treatment; items related to a change in accounting principle; items related to changes in applicable laws or business conditions; any impact of impairment of tangible or intangible assets; any impact of the issuance or repurchase of equity securities and or other changes in the number of outstanding shares of any class of Google equity securities; any gain, loss, income or expense attributable to acquisitions or dispositions of stock or assets; items attributable to the business operations of any entity acquired by Google during a Performance Period; stock-based compensation expense; in-process research and development expense; future contributions to the Google Foundation; gain or loss from all or certain claims and/or litigation and insurance recoveries; items that are outside the scope of Google’s core, on-going business activities; and any other items, each determined in accordance with GAAP and as identified in Google’s audited financial statements, including the notes thereto.

(d)	Performance Schedules

Within ninety (90) days after the beginning of a Performance Period, and in any case before twenty-five percent (25%) of the Performance Period has elapsed, the Committee shall establish (a) Performance Targets for such Performance Period, (b) Target Awards for each Participant, and (c) Performance Schedules for such Performance Period.

(e)	Termination of Employment

With respect to an Incentive Award that is intended to qualify as Performance-Based Compensation, the consequences of the termination of employment of the Participant holding such Incentive Award shall be determined by the Committee in its sole discretion and set forth in the applicable agreement evidencing the grant of the Incentive Award, it being intended that no agreement providing for a payment to a Participant upon termination of employment shall be given effect to the extent that it would cause an Incentive Award that was intended to qualify as Performance-Based Compensation to fail to so qualify.

(f)	Committee Discretion

Nothing in this Section 9 is intended to limit the Committee’s discretion to adopt conditions with respect to any Incentive Award that is not intended to qualify as Performance-Based Compensation. In addition, the Committee may, subject to the terms of the Plan, amend previously granted Incentive Awards in a way that disqualifies them as Performance-Based Compensation.

10.	Adjustment Upon Certain Changes

Subject to any action by the stockholders of Google required by law, applicable tax rules or the rules of any exchange on which shares of common stock of Google (for the avoidance of doubt, references to common stock of Google in this Plan shall include Capital Stock) are listed for trading:

(a)	Shares Available for Grants

In the event of any change in the number or type of shares of common stock of Google outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, or any change in the type and number of shares of common stock of Google outstanding by reason of any other event or transaction, the Committee shall make appropriate adjustments in the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards, the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards that are intended to be ISOs, and the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards that are intended to qualify as Performance-Based Compensation to any Covered Employee in any calendar year.

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(b)	Increase or Decrease in Issued Shares Without Consideration

In the event of any increase or decrease in the number or type of issued shares of common stock of Google resulting from a subdivision or consolidation of shares of common stock of Google or the payment of a stock dividend (but only on the shares of common stock of Google), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall appropriately adjust the type or number of shares subject to each outstanding Incentive Award and the exercise price per share, if any, of shares subject to each such Incentive Award.

(c)	Certain Mergers

In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Capital Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall appropriately adjust each Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Capital Stock subject to such Incentive Award would have received in such merger or consolidation.

(d)	Certain Other Transactions

In the event of (i) a dissolution or liquidation of Google, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis) or (iii) a merger, consolidation or similar transaction involving Google in which the holders of shares of Capital Stock receive securities and/or other property, including cash, other than shares of the surviving corporation in such transaction, the Committee shall, in its sole discretion, have the power to:

(A)	cancel, effective immediately prior to the occurrence of such event, each Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Incentive Award was granted an amount in cash, for each share of Capital Stock subject to such Incentive Award, equal to the value, as determined by the Committee, of such share of Capital Stock, provided that with respect to the shares of Capital Stock subject to any outstanding Option such value shall be equal to the excess of (1) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Capital Stock as a result of such event over (2) the exercise price of a share of Capital Stock subject to such Option; or

(B)	provide for the exchange of each Incentive Award (whether or not then exercisable or vested) for an Incentive Award with respect to (1) some or all of the property which a holder of the number of shares of Capital Stock subject to such Incentive Award would have received in such transaction or (2) securities of the acquirer or surviving corporation, and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price per share, if any, of stock subject to the Incentive Award, or the number of shares or amount of property subject to the Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Incentive Award was granted in partial consideration for the exchange of the Incentive Award.

(e)	Other Changes

In the event of any change in the capitalization of Google or corporate change other than those specifically referred to in paragraphs 10(b), (c) or (d), including without limitation, any extraordinary cash dividend, spin-off , split-off , sale of a Subsidiary or business unit, or similar transaction, the Committee may make such adjustments in the issuer, number and class of shares subject to Stock Incentive Awards outstanding on the date on which such change occurs, such as, for example, a rollover of Stock Incentive Awards, and in such other terms of such Incentive Award, including without limitation in any Performance Schedule, Performance Target or Target Award, as the Committee may consider appropriate, provided that if any such Incentive Award is intended to be Performance-Based Compensation such adjustment is consistent with the requirements of Section 162(m) of the Code.

(f)	Cash Incentive Awards

In the event of any transaction or event described in this Section 10, including without limitation any corporate change referred to in paragraph (e) hereof, the Committee may, in its sole discretion, make such adjustments in any Performance Schedule, Performance Target or Target Award, and in such other terms of any Cash Incentive Award, as the Committee may consider appropriate in respect of such transaction or event, provided that such adjustments must be consistent with the requirements of Section 162(m) of the Code.

(g)	No Other Rights

Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Google or any other corporation. Except as expressly provided in the Plan, no issuance by Google of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Incentive Award.

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(h)	Savings Clause

No provision of this Section 10 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code.

11.	Rights Under the Plan

No Person shall have any rights as a stockholder with respect to any shares of Capital Stock covered by or relating to any Incentive Award until the date of the issuance of such shares on the books and records of Google. Except as otherwise expressly provided in Section 10 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 11 is intended, or should be construed, to limit the authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Capital Stock if it were issued or outstanding, or from granting rights related to such dividends.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

12.	No Special Employment Rights; No Right to Incentive Award

(a)	Nothing contained in the Plan or any agreement evidence the grant of any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by or service to the Company or interfere in any way with the right of the Company at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

(b)	No person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

13.	Securities Matters

(a)	Google shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Capital Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, Google shall not be obligated to cause to be issued any shares of Capital Stock pursuant to the Plan unless and until Google is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Capital Stock are traded. The Committee may require, as a condition to the issuance of shares of Capital Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates representing such shares bear such legends, as the Committee deems necessary or desirable.

(b)	The exercise of any Option granted hereunder shall only be effective at such time as counsel to Google shall have determined that the issuance of shares of Capital Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Capital Stock are traded. Google may, in its sole discretion, defer the effectiveness of an exercise of an Option hereunder or the issuance of shares of Capital Stock pursuant to any Incentive Award pending or to ensure compliance under federal, state or local securities laws. Google shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the issuance of shares of Capital Stock pursuant to any Incentive Award. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

14.	Withholding Taxes

(a)	Cash Remittance

Whenever shares of Capital Stock are to be issued upon the exercise of an Option or the grant or vesting of an Incentive Award, and whenever any amount shall become payable in respect of any Incentive Award, Google shall have the right to require the Participant to remit to Google in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, grant, vesting or payment prior to issuance of such shares or the effectiveness of the lapse of

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such restrictions or making of such payment. In addition, upon the exercise or settlement of any Incentive Award in cash, or the making of any other payment with respect to any Incentive Award (other than in shares of Capital Stock), Google shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, settlement or payment.

(b)	Stock Remittance

At the election of the Participant, subject to the approval of the Committee, when shares of Capital Stock are to be issued upon the exercise, grant or vesting of an Incentive Award, the Participant may tender to Google a number of shares of Capital Stock that have been owned by the Participant for at least six months (or such other period as the Committee may determine) having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than the minimum withholding obligations, as determined by Google in its sole discretion. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

(c)	Stock Withholding

When shares of Capital Stock are to be issued upon the exercise, grant or vesting of an Incentive Award, Google shall have the authority to withhold a number of such shares having a Fair Market Value at the date of the applicable taxable event determined by the Committee to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than the minimum withholding obligations, as determined by Google in its sole discretion.

15.	Amendment or Termination of the Plan

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No provision of this Section 15 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Incentive Award. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

16.	No Obligation to Exercise

The grant to a Participant of an Incentive Award shall impose no obligation upon such Participant to exercise such Incentive Award.

17.	Transfers Upon Death

Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised by the Participant’s designated beneficiary, provided that such beneficiary has been designated prior to the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such effective designation, such Incentive Awards may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind Google unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

18.	Expenses and Receipts

The expenses of the Plan shall be paid by the Company. Any proceeds received by Google in connection with any Incentive Award will be used for general corporate purposes.

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19.	Governing Law

The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of New York without regard to its conflict of law principles.

20.	Effective Date and Term of Plan

The Plan was approved by the Board of Directors on April 11, 2012 and was approved by the stockholders on June 21, 2012. No grants of Incentive Awards may be made under the Plan after April 11, 2022.

GOOGLE INC.  |  2015 Proxy Statement    A-10

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INFORMATION CONCERNING GOOGLE’S ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

We are pleased to invite you to attend Google’s 2015 Annual Meeting of Stockholders to be held on Wednesday, June 3, 2015 at 9:00 a.m., local time, at Google’s headquarters located at:

1600 Amphitheatre Parkway
Mountain View, California 94043

Check-in begins at the Shoreline Amphitheatre at 7:30 a.m., local time. The Shoreline Amphitheatre is located at:

1 Amphitheatre Parkway
Mountain View, California 94043
Meeting begins at 9:00 a.m.

If You Plan to Attend the Annual Meeting:

•	It is important that you let us know in advance by marking the appropriate box on the enclosed proxy card if you requested to receive printed proxy materials, or, if you vote by telephone or Internet, indicating your plans when prompted.

•	If you are a beneficial owner, like a vast majority of our stockholders, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described in the proxy statement so that your vote will be counted if you later decide not to attend the Annual Meeting.

•	Please note that space limitations make it necessary for us to limit attendance to our stockholders. Only Google stockholders of Class A and/or Class B common stock as of the close of business on April 6, 2015 are entitled to vote at our Annual Meeting.

•	You must be registered to be admitted to the Annual Meeting. Registration will take place at the Shoreline Amphitheatre (see directions below). Parking will only be available at the Shoreline Amphitheatre.

•	Admission will be on a first-come, first-served basis. Check-in and registration will begin promptly at 7:30 a.m., local time. Google will be serving breakfast to attendees.

•	Each stockholder should be prepared to present:

	(1)	Valid photo identification, such as a driver’s license or passport; and

	(2)	Stockholders holding their shares through a broker, bank, trustee, or nominee will need to bring proof of beneficial ownership as of the Record Date, such as their most recent account statement reflecting their stock ownership prior to April 6, 2015, a copy of the voting instruction form provided by their broker, bank, trustee, or nominee, or similar evidence of ownership.

•	Cameras, recording devices, and other electronic devices, such as smartphones, will not be permitted at the Annual Meeting. Photography is prohibited at the Annual Meeting. Please also do not bring large bags or packages to the Annual Meeting.

•	Please allow ample time for check-in. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting.

Directions to Shoreline Amphitheatre from either San Jose or San Francisco:

(1)	Follow Route 101 to the Rengstorff Avenue/Amphitheatre Parkway exit.

(2)	Follow the signs to the Amphitheatre (cross back over 101 if you are coming from the north/just stay right if you are coming from the south).

(3)	Go through the signal at Charleston Road and continue on Amphitheatre Parkway. You will pass Google on your right.

(4)	Turn left at Bill Graham Parkway and follow the signs to Lot C.

Parking will only be available at the Shoreline Amphitheatre. We will provide a shuttle bus to take you to our headquarters for the Annual Meeting.

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Google

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Admission Ticket

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 3, 2015.

Vote by Internet

- Go to **www.envisionreports.com/googl**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch-tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Election of Directors — The Board of Directors recommends a vote FOR the listed nominees.

1. Nominees:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Larry Page			02 - Sergey Brin			03 - Eric E. Schmidt		
04 - L. John Doerr			05 - Diane B. Greene			06 - John L. Hennessy		
07 - Ann Mather			08 - Alan R. Mulally			09 - Paul S. Otellini		
10 - K. Ram Shriram			11 - Shirley M. Tilghman					

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B Proposals — The Board of Directors recommends a vote FOR Proposals 2 and 3, and AGAINST Proposals 4, 5, 6, 7 and 8.

Proposal	For	Against	Abstain	Proposal	For	Against	Abstain
2. The ratification of the appointment of Ernst & Young LLP as Google's independent registered public accounting firm for the fiscal year ending December 31, 2015.				3. The approval of an amendment to Google's 2012 Stock Plan to increase the share reserve by 17,000,000 shares of Class C capital stock.			
4. A stockholder proposal regarding equal shareholder voting, if properly presented at the meeting.				5. A stockholder proposal regarding a lobbying report, if properly presented at the meeting.			
6. A stockholder proposal regarding the adoption of a majority vote standard for the election of directors, if properly presented at the meeting.				7. A stockholder proposal regarding a report on renewable energy cost, if properly presented at the meeting.			
8. A stockholder proposal regarding a report on business risk related to climate change regulations, if properly presented at the meeting.							

C Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - D ON BOTH SIDES OF THIS CARD.

C 1234567890 J N T

1 U P X 2 3 5 6 7 1 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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021YLC

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2015 Annual Meeting Admission Ticket

2015 Annual Meeting of
Google's Stockholders

Upon arrival, please present this admission ticket and photo identification at the registration desk located at the Shoreline Amphitheatre.

P Parking Area
Parking Shuttle Stop
Google
Google
Amphitheatre Pkwy
Charleston Rd
N Shoreline Blvd
Hwy 101
Bayshore Fwy
Old Middlefield Way

If You Plan to Attend the Annual Meeting:

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — Google Inc.

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This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 3, 2015.

You hereby authorize Larry Page, Eric E. Schmidt, Patrick Pichette, David C. Drummond and Kent Walker, or any of them, each with full power of substitution, to represent you and vote all of your shares of Class A common stock and/or Class B common stock of Google Inc. held of record as of the close of business on April 6, 2015, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Google Inc., on June 3, 2015 or at any postponement or adjournment thereof. You hereby revoke all proxies previously given.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

In their discretion, Larry Page, Eric E. Schmidt, Patrick Pichette, David C. Drummond and Kent Walker, or any of them, are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" ALL DIRECTOR NOMINEES, "FOR" PROPOSALS 2 AND 3, "AGAINST" PROPOSALS 4, 5, 6, 7 AND 8, AND IN THE DISCRETION OF THE PROXYHOLDERS ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, "FOR" PROPOSALS 2 AND 3, AND A VOTE "AGAINST" PROPOSALS 4, 5, 6, 7 AND 8.

D Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

Please sign exactly as your name(s) appear on the proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - D ON BOTH SIDES OF THIS CARD.

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